                                                                   EXHIBIT A-1

                        FORM OF CLASS I-A CERTIFICATE

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THE  CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE  WILL BE
DECREASED  BY  THE  PRINCIPAL  PAYMENTS  HEREON.  ACCORDINGLY,  FOLLOWING  THE
INITIAL ISSUANCE OF THE  CERTIFICATES,  THE CERTIFICATE  PRINCIPAL  BALANCE OF
THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION  SHOWN BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE  PRINCIPAL BALANCE BY
INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS   THIS   CERTIFICATE   IS   PRESENTED   BY  AN   AUTHORIZED
REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR
REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER NAME AS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE  HEREOF  FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE  REGISTERED  OWNER HEREOF,
CEDE & CO., HAS AN INTEREST HEREIN.

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Certificate No. 1                       Adjustable Pass-Through Rate
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Class I-A Senior
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                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
June 1, 2004                            $__________
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-------------------------------------------------------------------------------

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                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
June 26, 2004                           Date: $__________
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-------------------------------------------------------------------------------

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-------------------------------------------------------------------------------
Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association
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-------------------------------------------------------------------------------

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Assumed Final Distribution Date:
July 25, 2034
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-------------------------------------------------------------------------------

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                        BEAR STEARNS ALT-A TRUST 2004-6
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2004-6

      evidencing a fractional  undivided  interest in the  distributions allocable  to the Class I-A  Certificates  with respect to a Trust
      Fund  consisting  primarily of a pool of adjustable  interest rate mortgage  loans  secured  by  first  liens on  one-to-four  family residential  properties  and  sold by  STRUCTURED  ASSET  MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This  certifies  that  Cede & Co. is the  registered  owner of the
Fractional  Undivided  Interest  evidenced hereby in the beneficial  ownership interest  of  Certificates  of the same Class as this  Certificate  in a trust
(the "Trust  Fund")  primarily  consisting  of  conventional  adjustable  rate mortgage  loans  secured by first  liens on one- to four-  family  residential properties (collectively,  the "Mortgage Loans") sold by SAMI II. The Mortgage
Loans were sold by EMC  Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank, National  Association ("Wells Fargo") will act as master servicer of the
Mortgage  Loans (the "Master  Servicer,"  which term  includes any  successors thereto  under the  Agreement  referred to below).  The Trust Fund was created pursuant to the Pooling and Servicing  Agreement  dated as of the Cut-off Date
specified  above  (the   "Agreement"),   among  SAMI  II,  as  depositor  (the
"Seller"), the Master Servicer, Wells Fargo, as securities administrator,  EMC
Mortgage  Corporation and JPMorgan Chase Bank, as trustee (the  "Trustee"),  a summary  of  certain  of the  pertinent  provisions  of  which  is  set  forth hereafter.  To the extent not defined  herein,  capitalized  terms used herein shall have the meaning ascribed to them in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the preceding  Distribution Date (as hereinafter defined) (or in the  case of the  first  Distribution  Date,  from  the  Closing  Date) to and including the day prior to the current  Distribution  Date on the  Certificate
Principal  Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above.  The Trustee will  distribute  on the 25th day of each month, or,  if  such  25th  day is not a  Business  Day,  the  immediately  following
Business  Day  (each,  a  "Distribution   Date"),   commencing  on  the  first
Distribution   Date  specified  above,  to  the  Person  in  whose  name  this
Certificate  is  registered  at the  close of  business  on the  Business  Day
immediately   preceding  the  related   Distribution  Date  so  long  as  such
Certificate  remains in book-entry form (and otherwise,  the close of business on the last Business Day of the month immediately  preceding the month of such
Distribution  Date),  an  amount  equal  to  the  product  of  the  Fractional
Undivided  Interest  evidenced by this Certificate and the amount (of interest and  principal,  if  any)  required  to  be  distributed  to  the  Holders  of
Certificates  of the  same  Class  as  this  Certificate.  The  Assumed  Final
Distribution  Date is the Distribution  Date in the month following the latest scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate  Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice. The initial  Certificate  Principal Balance of this Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal hereon.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i)  the  amendment   thereof  and  of  the  Servicing   Agreements   and  the
modification of the rights and obligations of the Seller,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement from time to time by EMC,  the Seller,  the Master  Servicer,  the  Securities
Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all
purposes,   and  none  of  Seller,  the  Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: June 30, 2004                      JPMORGAN CHASE BANK,
                                          not in its  individual  capacity but
                                          solely as Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This  is one of the  Class  I-A  Certificates  referred  to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK,
                                          Authorized   signatory  of  JPMorgan
                                          Chase  Bank,  not in its  individual
                                          capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

            This information is provided by  __________________,  the assignee named above, or ________________________, as its agent.

                                                                   EXHIBIT A-2

                        FORM OF CLASS II-A CERTIFICATE

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THE  CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE  WILL BE
DECREASED  BY  THE  PRINCIPAL  PAYMENTS  HEREON.  ACCORDINGLY,  FOLLOWING  THE
INITIAL ISSUANCE OF THE  CERTIFICATES,  THE CERTIFICATE  PRINCIPAL  BALANCE OF
THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION  SHOWN BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE  PRINCIPAL BALANCE BY
INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS   THIS   CERTIFICATE   IS   PRESENTED   BY  AN   AUTHORIZED
REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR
REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER NAME AS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE  HEREOF  FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE  REGISTERED  OWNER HEREOF,
CEDE & CO., HAS AN INTEREST HEREIN.

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Certificate No. 1                       Adjustable Pass-Through Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

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Class II-A Senior
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-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
June 1, 2004                            $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
June 26, 2004                           Date: $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Assumed Final Distribution Date:
July 25, 2034
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        BEAR STEARNS ALT-A TRUST 2004-6
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2004-6

      evidencing a fractional  undivided  interest in the  distributions allocable to the Class II-A  Certificates  with respect to a Trust
      Fund  consisting  primarily of a pool of adjustable  interest rate mortgage  loans  secured  by  first  liens on  one-to-four  family residential  properties  and  sold by  STRUCTURED  ASSET  MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This  certifies  that  Cede & Co. is the  registered  owner of the
Fractional  Undivided  Interest  evidenced hereby in the beneficial  ownership interest  of  Certificates  of the same Class as this  Certificate  in a trust
(the "Trust  Fund")  primarily  consisting  of  conventional  adjustable  rate mortgage  loans  secured by first  liens on one- to four-  family  residential properties (collectively,  the "Mortgage Loans") sold by SAMI II. The Mortgage
Loans were sold by EMC  Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank, National  Association ("Wells Fargo") will act as master servicer of the
Mortgage  Loans (the "Master  Servicer,"  which term  includes any  successors thereto  under the  Agreement  referred to below).  The Trust Fund was created pursuant to the Pooling and Servicing  Agreement  dated as of the Cut-off Date
specified  above  (the   "Agreement"),   among  SAMI  II,  as  depositor  (the
"Seller"), the Master Servicer, Wells Fargo, as securities administrator,  EMC
Mortgage  Corporation and JPMorgan Chase Bank, as trustee (the  "Trustee"),  a summary  of  certain  of the  pertinent  provisions  of  which  is  set  forth hereafter.  To the extent not defined  herein,  capitalized  terms used herein shall have the meaning ascribed to them in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the preceding  Distribution Date (as hereinafter defined) (or in the  case of the  first  Distribution  Date,  from  the  Closing  Date) to and including the day prior to the current  Distribution  Date on the  Certificate
Principal  Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above.  The Trustee will  distribute  on the 25th day of each month, or,  if  such  25th  day is not a  Business  Day,  the  immediately  following
Business  Day  (each,  a  "Distribution   Date"),   commencing  on  the  first
Distribution   Date  specified  above,  to  the  Person  in  whose  name  this
Certificate  is  registered  at the  close of  business  on the  Business  Day
immediately   preceding  the  related   Distribution  Date  so  long  as  such
Certificate  remains in book-entry form (and otherwise,  the close of business on the last Business Day of the month immediately  preceding the month of such
Distribution  Date),  an  amount  equal  to  the  product  of  the  Fractional
Undivided  Interest  evidenced by this Certificate and the amount (of interest and  principal,  if  any)  required  to  be  distributed  to  the  Holders  of
Certificates  of the  same  Class  as  this  Certificate.  The  Assumed  Final
Distribution  Date is the Distribution  Date in the month following the latest scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate  Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice. The initial  Certificate  Principal Balance of this Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal hereon.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i)  the  amendment   thereof  and  of  the  Servicing   Agreements   and  the
modification of the rights and obligations of the Seller,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement from time to time by EMC,  the Seller,  the Master  Servicer,  the  Securities
Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all
purposes,   and  none  of  Seller,  the  Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: June 30, 2004                      JPMORGAN CHASE BANK,
                                          not in its  individual  capacity but
                                          solely as Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the  Class  II-A  Certificates  referred  to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK,
                                          Authorized   signatory  of  JPMorgan
                                          Chase  Bank,  not in its  individual
                                          capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

            This information is provided by  __________________,  the assignee named above, or ________________________, as its agent.

                                                                   EXHIBIT A-3

                       FORM OF CLASS III-A CERTIFICATE

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THE  CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE  WILL BE
DECREASED  BY  THE  PRINCIPAL  PAYMENTS  HEREON.  ACCORDINGLY,  FOLLOWING  THE
INITIAL ISSUANCE OF THE  CERTIFICATES,  THE CERTIFICATE  PRINCIPAL  BALANCE OF
THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION  SHOWN BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE  PRINCIPAL BALANCE BY
INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS   THIS   CERTIFICATE   IS   PRESENTED   BY  AN   AUTHORIZED
REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR
REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER NAME AS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE  HEREOF  FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE  REGISTERED  OWNER HEREOF,
CEDE & CO., HAS AN INTEREST HEREIN.

-------------------------------------------------------------------------------
Certificate No. 1                       Adjustable Pass-Through Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class III-A Senior
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
June 1, 2004                            $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
June 26, 2004                           Date: $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Assumed Final Distribution Date:
July 25, 2034
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        BEAR STEARNS ALT-A TRUST 2004-6
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2004-6

      evidencing a fractional  undivided  interest in the  distributions allocable to the Class III-A  Certificates with respect to a Trust
      Fund  consisting  primarily of a pool of adjustable  interest rate mortgage  loans  secured  by  first  liens on  one-to-four  family residential  properties  and  sold by  STRUCTURED  ASSET  MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This  certifies  that  Cede & Co. is the  registered  owner of the
Fractional  Undivided  Interest  evidenced hereby in the beneficial  ownership interest  of  Certificates  of the same Class as this  Certificate  in a trust
(the "Trust  Fund")  primarily  consisting  of  conventional  adjustable  rate mortgage  loans  secured by first  liens on one- to four-  family  residential properties (collectively,  the "Mortgage Loans") sold by SAMI II. The Mortgage
Loans were sold by EMC  Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank, National  Association ("Wells Fargo") will act as master servicer of the
Mortgage  Loans (the "Master  Servicer,"  which term  includes any  successors thereto  under the  Agreement  referred to below).  The Trust Fund was created pursuant to the Pooling and Servicing  Agreement  dated as of the Cut-off Date
specified  above  (the   "Agreement"),   among  SAMI  II,  as  depositor  (the
"Seller"), the Master Servicer, Wells Fargo, as securities administrator,  EMC
Mortgage  Corporation and JPMorgan Chase Bank, as trustee (the  "Trustee"),  a summary  of  certain  of the  pertinent  provisions  of  which  is  set  forth hereafter.  To the extent not defined  herein,  capitalized  terms used herein shall have the meaning ascribed to them in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the preceding  Distribution Date (as hereinafter defined) (or in the  case of the  first  Distribution  Date,  from  the  Closing  Date) to and including the day prior to the current  Distribution  Date on the  Certificate
Principal  Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above.  The Trustee will  distribute  on the 25th day of each month, or,  if  such  25th  day is not a  Business  Day,  the  immediately  following
Business  Day  (each,  a  "Distribution   Date"),   commencing  on  the  first
Distribution   Date  specified  above,  to  the  Person  in  whose  name  this
Certificate  is  registered  at the  close of  business  on the  Business  Day
immediately   preceding  the  related   Distribution  Date  so  long  as  such
Certificate  remains in book-entry form (and otherwise,  the close of business on the last Business Day of the month immediately  preceding the month of such
Distribution  Date),  an  amount  equal  to  the  product  of  the  Fractional
Undivided  Interest  evidenced by this Certificate and the amount (of interest and  principal,  if  any)  required  to  be  distributed  to  the  Holders  of
Certificates  of the  same  Class  as  this  Certificate.  The  Assumed  Final
Distribution  Date is the Distribution  Date in the month following the latest scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate  Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice. The initial  Certificate  Principal Balance of this Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal hereon.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i)  the  amendment   thereof  and  of  the  Servicing   Agreements   and  the
modification of the rights and obligations of the Seller,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement from time to time by EMC,  the Seller,  the Master  Servicer,  the  Securities
Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all
purposes,   and  none  of  Seller,  the  Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: June 30, 2004                      JPMORGAN CHASE BANK,
                                          not in its  individual  capacity but
                                          solely as Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class  III-A  Certificates  referred  to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK,
                                          Authorized   signatory  of  JPMorgan
                                          Chase  Bank,  not in its  individual
                                          capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

            This information is provided by  __________________,  the assignee named above, or ________________________, as its agent.

                                                                   EXHIBIT A-4

                      FORM OF CLASS M-[1][2] CERTIFICATE

            THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS
A CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THE  CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE  WILL BE
DECREASED  BY THE  PRINCIPAL  PAYMENTS  HEREON AND REALIZED  LOSSES  ALLOCABLE
HERETO AS  DESCRIBED  IN THE  AGREEMENT.  ACCORDINGLY,  FOLLOWING  THE INITIAL
ISSUANCE  OF THE  CERTIFICATES,  THE  CERTIFICATE  PRINCIPAL  BALANCE  OF THIS
CERTIFICATE  WILL BE  DIFFERENT  FROM THE  DENOMINATION  SHOWN  BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE  PRINCIPAL BALANCE BY
INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS   THIS   CERTIFICATE   IS   PRESENTED   BY  AN   AUTHORIZED
REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR
REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER NAME AS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE  HEREOF  FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE  REGISTERED  OWNER HEREOF,
CEDE & CO., HAS AN INTEREST HEREIN.

      EACH  BENEFICIAL  OWNER OF A CLASS M-[1][2]  CERTIFICATE OR ANY INTEREST
THEREIN SHALL BE DEEMED TO HAVE  REPRESENTED,  BY VIRTUE OF ITS ACQUISITION OR
HOLDING  OF THAT  CERTIFICATE  OR  INTEREST  THEREIN,  THAT  EITHER  (I)  SUCH
CERTIFICATE  IS RATED AT LEAST  "BBB-" OR ITS  EQUIVALENT  BY  FITCH,  S&P AND
MOODY'S,  (II) IT IS NOT A PLAN OR INVESTING  WITH "PLAN  ASSETS"?OF ANY PLAN,
(III) (1) IT IS AN INSURANCE COMPANY,  (2) THE SOURCE OF FUNDS USED TO ACQUIRE
OR HOLD THE CERTIFICATE OR INTEREST  THEREIN IS AN "INSURANCE  COMPANY GENERAL
ACCOUNT," AS SUCH TERM IS DEFINED IN PROHIBITED  TRANSACTION  CLASS  EXEMPTION
("PTCE")  95-60,  AND (3) THE  CONDITIONS  IN SECTIONS I AND III OF PTCE 95-60
HAVE BEEN SATISFIED.

-------------------------------------------------------------------------------
Certificate No.1                        Adjustable Pass-Through Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class M-[1][2] Subordinate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
June 1, 2004                            $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
June 26, 2004                           Date: $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Assumed Final Distribution Date:
July 25, 2034
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        BEAR STEARNS ALT-A TRUST 2004-6
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2004-6

      evidencing a fractional  undivided  interest in the  distributions allocable  to the Class M  Certificates  with  respect  to a Trust
      Fund  consisting  primarily of a pool of adjustable  interest rate mortgage  loans  secured  by  first  liens on  one-to-four  family residential  properties  and  sold by  STRUCTURED  ASSET  MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This  certifies  that  Cede & Co. is the  registered  owner of the
Fractional  Undivided  Interest  evidenced hereby in the beneficial  ownership interest  of  Certificates  of the same Class as this  Certificate  in a trust
(the "Trust  Fund")  primarily  consisting  of  conventional  adjustable  rate mortgage  loans  secured by first  liens on one- to four-  family  residential properties (collectively,  the "Mortgage Loans") sold by SAMI II. The Mortgage
Loans were sold by EMC  Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank, National  Association ("Wells Fargo") will act as master servicer of the
Mortgage  Loans (the "Master  Servicer,"  which term  includes any  successors thereto  under the  Agreement  referred to below).  The Trust Fund was created pursuant to the Pooling and Servicing  Agreement  dated as of the Cut-off Date
specified  above  (the   "Agreement"),   among  SAMI  II,  as  depositor  (the
"Seller"), the Master Servicer, Wells Fargo, as securities administrator,  EMC
Mortgage  Corporation and JPMorgan Chase Bank, as trustee (the  "Trustee"),  a summary  of  certain  of the  pertinent  provisions  of  which  is  set  forth hereafter.  To the extent not defined  herein,  capitalized  terms used herein shall have the meaning ascribed to them in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the preceding  Distribution Date (as hereinafter defined) (or in the  case of the  first  Distribution  Date,  from  the  Closing  Date) to and including the day prior to the current  Distribution  Date on the  Certificate
Principal  Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above.  The Trustee will  distribute  on the 25th day of each month, or,  if  such  25th  day is not a  Business  Day,  the  immediately  following
Business  Day  (each,  a  "Distribution   Date"),   commencing  on  the  first
Distribution   Date  specified  above,  to  the  Person  in  whose  name  this
Certificate  is  registered  at the  close of  business  on the  Business  Day
immediately   preceding  the  related   Distribution  Date  so  long  as  such
Certificate  remains in book-entry form (and otherwise,  the close of business on the last Business Day of the month immediately  preceding the month of such
Distribution  Date),  an  amount  equal  to  the  product  of  the  Fractional
Undivided  Interest  evidenced by this Certificate and the amount (of interest and  principal,  if  any)  required  to  be  distributed  to  the  Holders  of
Certificates  of the  same  Class  as  this  Certificate.  The  Assumed  Final
Distribution  Date is the Distribution  Date in the month following the latest scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate  Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice. The initial  Certificate  Principal Balance of this Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of distributions  allocable to principal hereon and any Realized Losses allocable hereto.

      Each  beneficial  owner of a Class M-[1][2]  Certificate or any interest therein shall be deemed to have  represented,  by virtue of its acquisition or holding  of that  Certificate  or  interest  therein,  that  either  (i)  such
Certificate  is rated at least  "BBB-" or its  equivalent  by  Fitch,  S&P and
Moody's,  (ii) it is not a Plan or  investing  with "plan  assets" of any Plan
,(iii)(1) it is an insurance company,  (2) the source of funds used to acquire or hold the Certificate or interest  therein is an "insurance  company general account," as such term is defined in Prohibited  Transaction  Class  Exemption
("PTCE")  95-60,  and (3) the  conditions  in Sections I and III of PTCE 95-60 have been satisfied.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i)  the  amendment   thereof  and  of  the  Servicing   Agreements   and  the
modification of the rights and obligations of the Seller,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement from time to time by EMC,  the Seller,  the Master  Servicer,  the  Securities
Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all purposes,  and none of the  Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: June 30, 2004                      JPMORGAN CHASE BANK,
                                          not in its  individual  capacity but
                                          solely as Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class  M-[1] [2]  Certificates  referred  to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK,
                                          Authorized   signatory  of  JPMorgan
                                          Chase  Bank,  not in its  individual
                                          capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

            This information is provided by  __________________,  the assignee named above, or ________________________, as its agent.

                                                                   EXHIBIT A-5

                         FORM OF CLASS B CERTIFICATE

            THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS
A CERTIFICATES  AND THE CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS
DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THE  CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE  WILL BE
DECREASED  BY THE  PRINCIPAL  PAYMENTS  HEREON AND REALIZED  LOSSES  ALLOCABLE
HERETO AS  DESCRIBED  IN THE  AGREEMENT.  ACCORDINGLY,  FOLLOWING  THE INITIAL
ISSUANCE  OF THE  CERTIFICATES,  THE  CERTIFICATE  PRINCIPAL  BALANCE  OF THIS
CERTIFICATE  WILL BE  DIFFERENT  FROM THE  DENOMINATION  SHOWN  BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE  PRINCIPAL BALANCE BY
INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS   THIS   CERTIFICATE   IS   PRESENTED   BY  AN   AUTHORIZED
REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR
REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER NAME AS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE  HEREOF  FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE  REGISTERED  OWNER HEREOF,
CEDE & CO., HAS AN INTEREST HEREIN.

      EACH BENEFICIAL  OWNER OF A CLASS B CERTIFICATE OR ANY INTEREST  THEREIN
SHALL BE DEEMED TO HAVE  REPRESENTED,  BY VIRTUE OF ITS ACQUISITION OR HOLDING
OF THAT CERTIFICATE OR INTEREST  THEREIN,  THAT EITHER (I) SUCH CERTIFICATE IS
RATED AT LEAST "BBB-" OR ITS EQUIVALENT BY FITCH, S&P AND MOODY'S,  (II) IT IS
NOT A PLAN OR INVESTING  WITH "PLAN  ASSETS"?OF  ANY PLAN,  (III) (1) IT IS AN
INSURANCE  COMPANY,  (2) THE  SOURCE  OF  FUNDS  USED TO  ACQUIRE  OR HOLD THE
CERTIFICATE OR INTEREST THEREIN IS AN "INSURANCE  COMPANY GENERAL ACCOUNT," AS
SUCH TERM IS  DEFINED  IN  PROHIBITED  TRANSACTION  CLASS  EXEMPTION  ("PTCE")
95-60,  AND (3) THE  CONDITIONS  IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN
SATISFIED.

-------------------------------------------------------------------------------
Certificate No.1                        Adjustable Pass-Through Rate
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Class B Subordinate
-------------------------------------------------------------------------------
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-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
June 1, 2004                            $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
June 26, 2004                           Date: $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
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Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Assumed Final Distribution Date:
July 25, 2034
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        BEAR STEARNS ALT-A TRUST 2004-6
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2004-6

      evidencing a fractional  undivided  interest in the  distributions allocable  to the Class B  Certificates  with  respect  to a Trust
      Fund  consisting  primarily of a pool of adjustable  interest rate mortgage  loans  secured  by  first  liens on  one-to-four  family residential  properties  and  sold by  STRUCTURED  ASSET  MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This  certifies  that  Cede & Co. is the  registered  owner of the
Fractional  Undivided  Interest  evidenced hereby in the beneficial  ownership interest  of  Certificates  of the same Class as this  Certificate  in a trust
(the "Trust  Fund")  primarily  consisting  of  conventional  adjustable  rate mortgage  loans  secured by first  liens on one- to four-  family  residential properties (collectively,  the "Mortgage Loans") sold by SAMI II. The Mortgage
Loans were sold by EMC  Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank, National  Association ("Wells Fargo") will act as master servicer of the
Mortgage  Loans (the "Master  Servicer,"  which term  includes any  successors thereto  under the  Agreement  referred to below).  The Trust Fund was created pursuant to the Pooling and Servicing  Agreement  dated as of the Cut-off Date
specified  above  (the   "Agreement"),   among  SAMI  II,  as  depositor  (the
"Seller"), the Master Servicer, Wells Fargo, as securities administrator,  EMC
Mortgage  Corporation and JPMorgan Chase Bank, as trustee (the  "Trustee"),  a summary  of  certain  of the  pertinent  provisions  of  which  is  set  forth hereafter.  To the extent not defined  herein,  capitalized  terms used herein shall have the meaning ascribed to them in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the preceding  Distribution Date (as hereinafter defined) (or in the  case of the  first  Distribution  Date,  from  the  Closing  Date) to and including the day prior to the current  Distribution  Date on the  Certificate
Principal  Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above.  The Trustee will  distribute  on the 25th day of each month, or,  if  such  25th  day is not a  Business  Day,  the  immediately  following
Business  Day  (each,  a  "Distribution   Date"),   commencing  on  the  first
Distribution   Date  specified  above,  to  the  Person  in  whose  name  this
Certificate  is  registered  at the  close of  business  on the  Business  Day
immediately   preceding  the  related   Distribution  Date  so  long  as  such
Certificate  remains in book-entry form (and otherwise,  the close of business on the last Business Day of the month immediately  preceding the month of such
Distribution  Date),  an  amount  equal  to  the  product  of  the  Fractional
Undivided  Interest  evidenced by this Certificate and the amount (of interest and  principal,  if  any)  required  to  be  distributed  to  the  Holders  of
Certificates  of the  same  Class  as  this  Certificate.  The  Assumed  Final
Distribution  Date is the Distribution  Date in the month following the latest scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate  Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice. The initial  Certificate  Principal Balance of this Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of distributions  allocable to principal hereon and any Realized Losses allocable hereto.

      Each beneficial  owner of a Class B Certificate or any interest  therein shall be deemed to have  represented,  by virtue of its acquisition or holding of that Certificate or interest  therein,  that either (i) such Certificate is rated at least "BBB-" or its equivalent by Fitch, S&P and Moody's,  (ii) it is not a Plan or  investing  with "plan  assets" of any Plan  ,(iii)(1)  it is an insurance  company,  (2) the  source  of  funds  used to  acquire  or hold the
Certificate or interest therein is an "insurance  company general account," as such term is  defined  in  Prohibited  Transaction  Class  Exemption  ("PTCE")
95-60,  and (3) the  conditions  in Sections I and III of PTCE 95-60 have been satisfied.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i)  the  amendment   thereof  and  of  the  Servicing   Agreements   and  the
modification of the rights and obligations of the Seller,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement from time to time by EMC,  the Seller,  the Master  Servicer,  the  Securities
Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all purposes,  and none of the  Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: June 30, 2004                      JPMORGAN CHASE BANK,
                                          not in its  individual  capacity but
                                          solely as Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This  is  one of  the  Class  B  Certificates  referred  to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK,
                                          Authorized   signatory  of  JPMorgan
                                          Chase  Bank,  not in its  individual
                                          capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

            This information is provided by  __________________,  the assignee named above, or ________________________, as its agent.

                                                                   EXHIBIT A-6

                         FORM OF CLASS R CERTIFICATE

            THIS   CERTIFICATE  MAY  NOT  BE  HELD  BY  OR  TRANSFERRED  TO  A
NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "RESIDUAL  INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY
STATE  SECURITIES  LAWS. THE HOLDER HEREOF,  BY PURCHASING  THIS  CERTIFICATE,
AGREES THAT THIS  CERTIFICATE MAY BE REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE
TRANSFERRED  ONLY IN COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE
LAWS AND ONLY (1)  PURSUANT  TO RULE 144A  UNDER  THE  SECURITIES  ACT  ("RULE
144A")  TO A  PERSON  THAT  THE  HOLDER  REASONABLY  BELIEVES  IS A  QUALIFIED
INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"),  PURCHASING FOR
ITS OWN ACCOUNT OR A QIB  PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER
HAS  INFORMED,  IN EACH  CASE,  THAT  THE  REOFFER,  RESALE,  PLEDGE  OR OTHER
TRANSFER IS BEING MADE IN RELIANCE  ON RULE 144A OR (2) IN  CERTIFICATED  FORM
TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE MEANING THEREOF IN RULE
501(a)(1),  (2),  (3) or (7) OF  REGULATION  D UNDER THE ACT OR ANY  ENTITY IN
WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS  PURCHASING NOT FOR
DISTRIBUTION  IN VIOLATION OF THE SECURITIES  ACT,  SUBJECT TO (A) THE RECEIPT
BY  THE  TRUSTEE  OF A  LETTER  SUBSTANTIALLY  IN  THE  FORM  PROVIDED  IN THE
AGREEMENT  AND  (B)  THE  RECEIPT  BY  THE  TRUSTEE  OF  SUCH  OTHER  EVIDENCE
ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER,  RESALE, PLEDGE OR TRANSFER IS IN
COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE LAWS OR IN EACH CASE
IN ACCORDANCE  WITH ALL  APPLICABLE  SECURITIES  LAWS OF THE UNITED STATES AND
ANY OTHER APPLICABLE JURISDICTION.

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY BY,
OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A
"PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED,  AND/OR SECTION 4975 OF THE INTERNAL  REVENUE CODE OF
1986, AS AMENDED (THE  "CODE"),  or by a person using "PLAN assets" of a Plan,
UNLESS  THE  PROPOSED  TRANSFEREE  PROVIDES  THE  TRUSTEE  WITH AN  OPINION OF
COUNSEL FOR THE BENEFIT OF THE TRUSTEE,  MASTER  SERVICER  AND THE  SECURITIES
ADMINISTRATOR  AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE
THAT THE PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW,
WILL NOT  CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER
SECTION  406 OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF  1974,  AS
AMENDED,  OR  SECTION  4975 OF THE  CODE  AND  WILL  NOT  SUBJECT  THE  MASTER
SERVICER,  THE TRUSTEE OR THE  SECURITIES  ADMINISTRATOR  TO ANY OBLIGATION OR
LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

            ANY RESALE,  TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY
BE MADE ONLY IF THE PROPOSED  TRANSFEREE  PROVIDES A TRANSFER AFFIDAVIT TO THE
MASTER  SERVICER  AND THE  TRUSTEE  THAT  (1) SUCH  TRANSFEREE  IS NOT (A) THE
UNITED STATES, ANY STATE OR POLITICAL  SUBDIVISION  THEREOF, ANY POSSESSION OF
THE UNITED STATES,  OR ANY AGENCY OR  INSTRUMENTALITY  OF ANY OF THE FOREGOING
(OTHER  THAN  AN  INSTRUMENTALITY  WHICH  IS  A  CORPORATION  IF  ALL  OF  ITS
ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC, A MAJORITY OF ITS
BOARD OF DIRECTORS IS NOT SELECTED BY SUCH  GOVERNMENTAL  UNIT), (B) A FOREIGN
GOVERNMENT, ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY
OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS'
COOPERATIVES  DESCRIBED  IN SECTION  521 OF THE CODE) WHICH IS EXEMPT FROM THE
TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS  SUCH  ORGANIZATION  IS SUBJECT TO
THE TAX  IMPOSED  BY SECTION  511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY
SECTION  511 OF THE CODE ON  UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL
ELECTRIC AND TELEPHONE  COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE
CODE, (E) AN ELECTING LARGE  PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY
SUCH PERSON  DESCRIBED  IN THE  FOREGOING  CLAUSES (A),  (B),  (C), (D) OR (E)
BEING HEREIN  REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT
OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE
THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN
ADDITIONAL  CONDITIONS  RELATING TO THE  FINANCIAL  CONDITION  OF THE PROPOSED
TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR
ANY TRANSFER,  SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED
ORGANIZATION  OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION
SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON
SHALL NOT BE  DEEMED  TO BE A  CERTIFICATEHOLDER  FOR ANY  PURPOSE  HEREUNDER,
INCLUDING,   BUT  NOT  LIMITED  TO,  THE  RECEIPT  OF  DISTRIBUTIONS  ON  THIS
CERTIFICATE.

-------------------------------------------------------------------------------
Certificate No.1                        Percentage Interest: 100%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

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-------------------------------------------------------------------------------
Class R-__
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Date of Pooling and Servicing           Aggregate Initial Certificate
                                        Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
June 1, 2004                            $0.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
June 26, 2004                           Date:
                                        $0.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Assumed Final Distribution Date:
July 25, 2034
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        BEAR STEARNS ALT-A TRUST 2004-6
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2004-6

      evidencing a fractional  undivided  interest in the  distributions allocable to the Class R-__  Certificates  with respect to a Trust
      Fund  consisting  primarily of a pool of adjustable  interest rate mortgage  loans  secured  by  first  liens on  one-to-four  family residential  properties  and  sold by  STRUCTURED  ASSET  MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This certifies that  ________________  is the registered  owner of
the  Fractional   Undivided   Interest  evidenced  hereby  in  the  beneficial
ownership  interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional  adjustable rate mortgage  loans  secured by first  liens on one- to four-  family  residential properties (collectively,  the "Mortgage Loans") sold by SAMI II. The Mortgage
Loans were sold by EMC  Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank, National  Association ("Wells Fargo") will act as master servicer of the
Mortgage  Loans (the "Master  Servicer,"  which term  includes any  successors thereto  under the  Agreement  referred to below).  The Trust Fund was created pursuant to the Pooling and Servicing  Agreement  dated as of the Cut-off Date
specified  above  (the   "Agreement"),   among  SAMI  II,  as  depositor  (the
"Seller"), the Master Servicer, Wells Fargo, as securities administrator,  EMC
Mortgage  Corporation and JPMorgan Chase Bank, as trustee (the  "Trustee"),  a summary  of  certain  of the  pertinent  provisions  of  which  is  set  forth hereafter.  To the extent not defined  herein,  capitalized  terms used herein shall have the meaning ascribed to them in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

      Each  Holder of this  Certificate  will be  deemed to have  agreed to be bound by the  restrictions  set forth in the  Agreement to the effect that (i)
each person  holding or acquiring any ownership  interest in this  Certificate must be a United States Person and a Permitted  Transferee,  (ii) the transfer of any ownership  interest in this  Certificate  will be conditioned  upon the delivery to the Trustee of,  among other  things,  an  affidavit to the effect that  it is a  United  States  Person  and  Permitted  Transferee,  (iii)  any
attempted or purported  transfer of any ownership interest in this Certificate in violation of such  restrictions  will be absolutely  null and void and will vest no rights in the purported transferee,  and (iv) if any person other than a United  States  Person and a Permitted  Transferee  acquires  any  ownership interest in this  Certificate  in  violation  of such  restrictions,  then the
Seller will have the right,  in its sole  discretion and without notice to the
Holder of this Certificate,  to sell this Certificate to a purchaser  selected by the Seller,  which  purchaser  may be the Seller,  or any  affiliate of the
Seller, on such terms and conditions as the Seller may choose.

            The Trustee will distribute on the 25th day of each month,  or, if such 25th day is not a Business Day, the  immediately  following  Business Day
(each,  a  "Distribution  Date"),  commencing on the first  Distribution  Date specified  above,  to the Person in whose name this  Certificate is registered at the close of business  on the last  Business  Day of the month  immediately preceding the month of the related  Distribution  Date, an amount equal to the product of the Fractional  Undivided  Interest  evidenced by this  Certificate and the amounts  required to be distributed to the Holders of  Certificates of the same Class as this  Certificate.  The Assumed Final  Distribution  Date is the  Distribution  Date in the month following the latest  scheduled  maturity date of any Mortgage Loan.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice.

            No transfer of this Certificate  shall be made unless the transfer is made pursuant to an effective  registration  statement under the Securities
Act of 1933,  as amended (the "1933 Act"),  and an effective  registration  or qualification  under  applicable  state  securities  laws,  or  is  made  in a transaction that does not require such registration or  qualification.  In the event  that  such  a  transfer  of  this  Certificate  is to be  made  without registration  or  qualification,  the Trustee shall require  receipt of (i) if such transfer is  purportedly  being made (a) in reliance upon Rule 144A under the  1933  Act or (b) to a  transferee  that is an  "Institutional  Accredited
Investor" within the meaning of Rule 501(a)(1),  (2), (3) or (7) of Regulation
D  under  the  1933  Act,  written  certifications  from  the  Holder  of  the
Certificate   desiring  to  effect  the  transfer,   and  from  such  Holder's
prospective  transferee,  substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as  applicable,  and (ii) if  requested by the Trustee, an  Opinion  of  Counsel  satisfactory  to it that such  transfer  may be made without such  registration  or  qualification  (which Opinion of Counsel shall not be an  expense  of the  Trust  Fund or of the  Seller,  the  Trustee,  the
Securities   Administrator   or  the  Master  Servicer  in  their   respective
capacities as such),  together with copies of the written  certification(s) of the Holder of the  Certificate  desiring  to effect the  transfer  and/or such
Holder's  prospective  transferee upon which such Opinion of Counsel is based.
Neither  the Seller nor the  Trustee is  obligated  to register or qualify the
Class of  Certificates  specified on the face hereof under the 1933 Act or any other  securities  law or to take any action not otherwise  required under the
Agreement to permit the transfer of such Certificates  without registration or qualification.  Any Holder  desiring to effect a transfer of this  Certificate shall be required to indemnify the Trustee, the Securities Administrator,  the
Seller,  the Seller and the Master  Servicer  against any  liability  that may result if the  transfer  is not so exempt  or is not made in  accordance  with such federal and state laws.

            No transfer of this Class R-_ Certificate  will be made unless the
Trustee and the Securities  Administrator  have received either (i) opinion of counsel for the benefit of the Trustee,  Master  Servicer  and the  Securities
Administrator  and which they may rely which is  satisfactory  to the  Trustee that the purchase of this  certificate  is  permissible  under local law, will not constitute or result in a non-exempt prohibited  transaction under Section
406 of the  Employee  Retirement  Income  Security  Act of  1974,  as  amended
("ERISA"),  and Section 4975 of the  Internal  Revenue  Code,  as amended (the
"Code")  and  will  not  subject  the  Master  Servicer,  the  Trustee  or the
Securities  Administrator  to any obligation or liability in addition to those undertaken in the Agreement or (ii) a  representation  letter stating that the transferee  is not acquiring  directly or  indirectly  by, or on behalf of, an employee  benefit  plan or other  retirement  arrangement  (a "Plan")  that is subject to Title I of ERISA,  and/or  Section 4975 of the Code, or by a person using "plan assets" of a Plan.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i)  the  amendment   thereof  and  of  the  Servicing   Agreements   and  the
modification of the rights and obligations of the Seller,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement from time to time by EMC,  the Seller,  the Master  Servicer,  the  Securities
Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all
purposes,   and  none  of  Seller,  the  Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: June 30, 2004                      JPMORGAN CHASE BANK,
                                          not in its  individual  capacity but
                                          solely as Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class  R-[I] [II] [III]  Certificates  referred to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK,
                                          Authorized   signatory  of  JPMorgan
                                          Chase  Bank,  not in its  individual
                                          capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

            This information is provided by  __________________,  the assignee named above, or ________________________, as its agent.

                                                                   EXHIBIT A-7

                        FORM OF CLASS B-IO CERTIFICATE

            THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS
A, THE CLASS M AND THE CLASS B CERTIFICATES  AS DESCRIBED IN THE AGREEMENT (AS
DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY
STATE  SECURITIES  LAWS. THE HOLDER HEREOF,  BY PURCHASING  THIS  CERTIFICATE,
AGREES THAT THIS  CERTIFICATE MAY BE REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE
TRANSFERRED  ONLY IN COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE
LAWS AND ONLY (1)  PURSUANT  TO RULE 144A  UNDER  THE  SECURITIES  ACT  ("RULE
144A")  TO A  PERSON  THAT  THE  HOLDER  REASONABLY  BELIEVES  IS A  QUALIFIED
INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"),  PURCHASING FOR
ITS OWN ACCOUNT OR A QIB  PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER
HAS  INFORMED,  IN EACH  CASE,  THAT  THE  REOFFER,  RESALE,  PLEDGE  OR OTHER
TRANSFER IS BEING MADE IN RELIANCE  ON RULE 144A OR (2) IN  CERTIFICATED  FORM
TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE MEANING THEREOF IN RULE
501(a)(1),  (2),  (3) or (7) OF  REGULATION  D UNDER THE ACT OR ANY  ENTITY IN
WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS  PURCHASING NOT FOR
DISTRIBUTION  IN VIOLATION OF THE SECURITIES  ACT,  SUBJECT TO (A) THE RECEIPT
BY  THE  TRUSTEE  OF A  LETTER  SUBSTANTIALLY  IN  THE  FORM  PROVIDED  IN THE
AGREEMENT  AND  (B)  THE  RECEIPT  BY  THE  TRUSTEE  OF  SUCH  OTHER  EVIDENCE
ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER,  RESALE, PLEDGE OR TRANSFER IS IN
COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE LAWS OR IN EACH CASE
IN ACCORDANCE  WITH ALL  APPLICABLE  SECURITIES  LAWS OF THE UNITED STATES AND
ANY OTHER APPLICABLE JURISDICTION.

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY BY,
OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A
"PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED,  AND/OR SECTION 4975 OF THE INTERNAL  REVENUE CODE OF
1986, AS AMENDED (THE  "CODE"),  or by a person using "PLAN assets" of a Plan,
UNLESS  THE  PROPOSED  TRANSFEREE  PROVIDES  THE  TRUSTEE  WITH AN  OPINION OF
COUNSEL FOR THE BENEFIT OF THE TRUSTEE,  MASTER  SERVICER  AND THE  SECURITIES
ADMINISTRATOR  AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE
THAT THE PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW,
WILL NOT  CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER
SECTION  406 OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF  1974,  AS
AMENDED,  OR  SECTION  4975 OF THE  CODE  AND  WILL  NOT  SUBJECT  THE  MASTER
SERVICER,  THE TRUSTEE OR THE  SECURITIES  ADMINISTRATOR  TO ANY OBLIGATION OR
LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

-------------------------------------------------------------------------------
Certificate No.1                        Variable Pass-Through Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B-IO Subordinate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Date of Pooling and Servicing           Aggregate Initial Notional Amount of
                                        this Certificate as of the Cut-off
Agreement and Cut-off Date:             Date:
June 1, 2004                            $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Initial Notional Amount of this
First Distribution Date:                Certificate as of the Cut-off Date:
June 26, 2004                           $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Master Servicer:
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Assumed Final Distribution Date:        CUSIP: __________
July 25, 2034
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        BEAR STEARNS ALT-A TRUST 2004-6
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2004-6

      evidencing a fractional  undivided  interest in the  distributions allocable to the Class B-IO  Certificates  with respect to a Trust
      Fund  consisting  primarily of a pool of adjustable  interest rate mortgage  loans  secured  by  first  liens on  one-to-four  family residential  properties  and  sold by  STRUCTURED  ASSET  MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This  certifies  that  ______________________  is  the  registered owner of the Fractional  Undivided Interest evidenced hereby in the beneficial ownership  interest of Certificates  of the same Class as this  Certificate in a trust (the "Trust Fund")  primarily  consisting of  conventional  adjustable
rate  mortgage   loans  secured  by  first  liens  on  one-  to  four-  family residential properties  (collectively,  the "Mortgage Loans") sold by SAMI II.
The Mortgage Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II.
Wells Fargo Bank,  National  Association  ("Wells  Fargo")  will act as master servicer of the Mortgage  Loans (the "Master  Servicer,"  which term  includes any successors  thereto under the Agreement referred to below). The Trust Fund was created  pursuant to the Pooling and Servicing  Agreement  dated as of the
Cut-off Date specified  above (the  "Agreement"),  among SAMI II, as depositor
(the   "Seller"),   the  Master   Servicer,   Wells   Fargo,   as   securities
administrator,  EMC Mortgage  Corporation  and JPMorgan Chase Bank, as trustee
(the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein,  capitalized terms used herein  shall  have  the  meaning  ascribed  to  them in the  Agreement.  This
Certificate  is issued  under and is  subject  to the  terms,  provisions  and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of its  acceptance  hereof  assents  and by which  such
Holder is bound.

            Interest  on this  Certificate  will  accrue  during the  calendar month immediately  preceding such  Distribution Date (as hereinafter  defined)
on the Notional  Amount  hereof at a per annum rate equal to the  Pass-Through
Rate as set forth in the  Agreement.  The Trustee will  distribute on the 25th day  of  each  month,  or,  if  such  25th  day  is not a  Business  Day,  the immediately following Business Day (each, a "Distribution  Date"),  commencing on the first  Distribution  Date specified  above, to the Person in whose name this  Certificate  is registered at the close of business on the last Business
Day of the month immediately  preceding the month of the related  Distribution
Date,  an amount  equal to the product of the  Fractional  Undivided  Interest evidenced  by this  Certificate  and the  amount of  interest  required  to be distributed  to  the  Holders  of  Certificates  of the  same  Class  as  this
Certificate.  The Assumed Final  Distribution Date is the Distribution Date in
the month following the latest scheduled maturity date of any Mortgage Loan.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice.  The Class B-IO  Certificates have no Certificate  Principal  Balance.
The Initial Notional Amount of this Certificate is set forth above.

            No transfer of this Certificate  shall be made unless the transfer is made pursuant to an effective  registration  statement under the Securities
Act of 1933,  as amended (the "1933 Act"),  and an effective  registration  or qualification  under  applicable  state  securities  laws,  or  is  made  in a transaction that does not require such registration or  qualification.  In the event  that  such  a  transfer  of  this  Certificate  is to be  made  without registration  or  qualification,  the Trustee shall require  receipt of (i) if such transfer is  purportedly  being made (a) in reliance upon Rule 144A under the  1933  Act or (b) to a  transferee  that is an  "Institutional  Accredited
Investor" within the meaning of Rule 501(a)(1),  (2), (3) or (7) of Regulation
D  under  the  1933  Act,  written  certifications  from  the  Holder  of  the
Certificate   desiring  to  effect  the  transfer,   and  from  such  Holder's
prospective  transferee,  substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as  applicable,  and (ii) if  requested by the Trustee, an  Opinion  of  Counsel  satisfactory  to it that such  transfer  may be made without such  registration  or  qualification  (which Opinion of Counsel shall not be an  expense  of the  Trust  Fund or of the  Seller,  the  Trustee,  the
Securities   Administrator   or  the  Master  Servicer  in  their   respective
capacities as such),  together with copies of the written  certification(s) of the Holder of the  Certificate  desiring  to effect the  transfer  and/or such
Holder's  prospective  transferee upon which such Opinion of Counsel is based.
Neither  the Seller nor the  Trustee is  obligated  to register or qualify the
Class of  Certificates  specified on the face hereof under the 1933 Act or any other  securities  law or to take any action not otherwise  required under the
Agreement to permit the transfer of such Certificates  without registration or qualification.  Any Holder  desiring to effect a transfer of this  Certificate shall be required to indemnify the Trustee, the Securities Administrator,  the
Seller,  the Seller and the Master  Servicer  against any  liability  that may result if the  transfer  is not so exempt  or is not made in  accordance  with such federal and state laws.

            No  transfer  of this Class B-IO  Certificate  will be made unless the Trustee and the Securities  Administrator have received either (i) opinion of counsel for the benefit of the Trustee,  Master Servicer and the Securities
Administrator  and which they may rely which is  satisfactory  to the  Trustee that the purchase of this  certificate  is  permissible  under local law, will not constitute or result in a non-exempt prohibited  transaction under Section
406 of the  Employee  Retirement  Income  Security  Act of  1974,  as  amended
("ERISA"),  and Section 4975 of the  Internal  Revenue  Code,  as amended (the
"Code")  and  will  not  subject  the  Master  Servicer,  the  Trustee  or the
Securities  Administrator  to any obligation or liability in addition to those undertaken in the Agreement or (ii) a  representation  letter stating that the transferee  is not acquiring  directly or  indirectly  by, or on behalf of, an employee  benefit  plan or other  retirement  arrangement  (a "Plan")  that is subject to Title I of ERISA,  and/or  Section 4975 of the Code, or by a person using "plan assets" of a Plan.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i)  the  amendment   thereof  and  of  the  Servicing   Agreements   and  the
modification of the rights and obligations of the Seller,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement from time to time by EMC,  the Seller,  the Master  Servicer,  the  Securities
Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all
purposes,   and  none  of  Seller,  the  Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: June 30, 2004                      JPMORGAN CHASE BANK,
                                          Not in its  individual  capacity but
                                          solely as Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the  Class  B-IO  Certificates  referred  to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK,
                                          Authorized   signatory  of  JPMorgan
                                          Chase  Bank,  not in its  individual
                                          capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

            This information is provided by  __________________,  the assignee named above, or ________________________, as its agent.

                                                                   EXHIBIT A-8

                         FORM OF CLASS XP CERTIFICATE

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS
A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

            THE  CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE  WILL BE
DECREASED  BY  THE  PRINCIPAL  PAYMENTS  HEREON.  ACCORDINGLY,  FOLLOWING  THE
INITIAL ISSUANCE OF THE  CERTIFICATES,  THE CERTIFICATE  PRINCIPAL  BALANCE OF
THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION  SHOWN BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE  PRINCIPAL BALANCE BY
INQUIRY OF THE TRUSTEE NAMED HEREIN.

            THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY
STATE  SECURITIES  LAWS. THE HOLDER HEREOF,  BY PURCHASING  THIS  CERTIFICATE,
AGREES THAT THIS  CERTIFICATE MAY BE REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE
TRANSFERRED  ONLY IN COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE
LAWS AND ONLY (1)  PURSUANT  TO RULE 144A  UNDER  THE  SECURITIES  ACT  ("RULE
144A")  TO A  PERSON  THAT  THE  HOLDER  REASONABLY  BELIEVES  IS A  QUALIFIED
INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"),  PURCHASING FOR
ITS OWN ACCOUNT OR A QIB  PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER
HAS  INFORMED,  IN EACH  CASE,  THAT  THE  REOFFER,  RESALE,  PLEDGE  OR OTHER
TRANSFER IS BEING MADE IN RELIANCE  ON RULE 144A OR (2) IN  CERTIFICATED  FORM
TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE MEANING THEREOF IN RULE
501(a)(1),  (2),  (3) or (7) OF  REGULATION  D UNDER THE ACT OR ANY  ENTITY IN
WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS  PURCHASING NOT FOR
DISTRIBUTION  IN VIOLATION OF THE SECURITIES  ACT,  SUBJECT TO (A) THE RECEIPT
BY  THE  TRUSTEE  OF A  LETTER  SUBSTANTIALLY  IN  THE  FORM  PROVIDED  IN THE
AGREEMENT  AND  (B)  THE  RECEIPT  BY  THE  TRUSTEE  OF  SUCH  OTHER  EVIDENCE
ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER,  RESALE, PLEDGE OR TRANSFER IS IN
COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE LAWS OR IN EACH CASE
IN ACCORDANCE  WITH ALL  APPLICABLE  SECURITIES  LAWS OF THE UNITED STATES AND
ANY OTHER APPLICABLE JURISDICTION.

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY BY,
OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A
"PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED,  AND/OR SECTION 4975 OF THE INTERNAL  REVENUE CODE OF
1986, AS AMENDED (THE  "CODE"),  or by a person using "PLAN assets" of a Plan,
UNLESS  THE  PROPOSED  TRANSFEREE  PROVIDES  THE  TRUSTEE  WITH AN  OPINION OF
COUNSEL FOR THE BENEFIT OF THE TRUSTEE,  MASTER  SERVICER  AND THE  SECURITIES
ADMINISTRATOR  AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE
THAT THE PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW,
WILL NOT  CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER
SECTION  406 OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF  1974,  AS
AMENDED,  OR  SECTION  4975 OF THE  CODE  AND  WILL  NOT  SUBJECT  THE  MASTER
SERVICER,  THE TRUSTEE OR THE  SECURITIES  ADMINISTRATOR  TO ANY OBLIGATION OR
LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

-------------------------------------------------------------------------------
Certificate No.1
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Class XP Senior
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-------------------------------------------------------------------------------
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Date of Pooling and Servicing           Aggregate Initial Certificate
                                        Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
June 1, 2004                            $100
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-------------------------------------------------------------------------------
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                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
June 26, 2004                           Date:
                                        $100
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Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
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Assumed Final Distribution Date:
July 25, 2034
-------------------------------------------------------------------------------
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                        BEAR STEARNS ALT-A TRUST 2004-6
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2004-6

      evidencing a fractional  undivided  interest in the  distributions allocable  to the Class XP  Certificates  with  respect to a Trust
      Fund  consisting  primarily of a pool of adjustable  interest rate mortgage  loans  secured  by  first  liens on  one-to-four  family residential  properties  and  sold by  STRUCTURED  ASSET  MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable  solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Structured  Asset
Mortgage Investments II Inc. ("SAMI II"), the Master Servicer,  the Securities
Administrator  or the Trustee  referred to below or any of their affiliates or any other person.  Neither this Certificate nor the underlying  Mortgage Loans are  guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the
Master  Servicer  or the  Trustee  or any of  their  affiliates  or any  other person.  None of SAMI II, the Master Servicer or any of their  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

            This certifies that  ________________  is the registered  owner of
the  Fractional   Undivided   Interest  evidenced  hereby  in  the  beneficial
ownership  interest of Certificates  of the same Class as this  Certificate in a trust (the "Trust Fund")  primarily  consisting of  conventional  adjustable
rate  mortgage   loans  secured  by  first  liens  on  one-  to  four-  family residential properties  (collectively,  the "Mortgage Loans") sold by SAMI II.
The Mortgage Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II.
Wells Fargo Bank,  National  Association  ("Wells  Fargo")  will act as master servicer of the Mortgage  Loans (the "Master  Servicer,"  which term  includes any successors  thereto under the Agreement referred to below). The Trust Fund was created  pursuant to the Pooling and Servicing  Agreement  dated as of the
Cut-off Date specified  above (the  "Agreement"),  among SAMI II, as depositor
(the   "Seller"),   the  Master   Servicer,   Wells   Fargo,   as   securities
administrator,  EMC Mortgage  Corporation  and JPMorgan Chase Bank, as trustee
(the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein,  capitalized terms used herein  shall  have  the  meaning  ascribed  to  them in the  Agreement.  This
Certificate  is issued  under and is  subject  to the  terms,  provisions  and
conditions  of  the  Agreement,   to  which   Agreement  the  Holder  of  this
Certificate  by virtue of its  acceptance  hereof  assents  and by which  such
Holder is bound.

            The Trustee will distribute on the 25th day of each month,  or, if such 25th day is not a Business Day, the  immediately  following  Business Day
(each,  a  "Distribution  Date"),  commencing on the first  Distribution  Date specified  above,  to the Person in whose name this  Certificate is registered at the close of business  on the last  Business  Day of the month  immediately preceding the month of the related  Distribution  Date, an amount equal to the product of the Fractional  Undivided  Interest  evidenced by this  Certificate and the amount  required to be distributed to the Holders of  Certificates  of the same Class as this  Certificate.  The Assumed Final  Distribution  Date is the  Distribution  Date in the month following the latest  scheduled  maturity date of any  Mortgage  Loan and is not  likely  to be the  date on  which  the
Certificate  Principal  Balance of this Class of Certificates  will be reduced to zero.

            Distributions  on this  Certificate will be made by the Trustee by check  mailed to the address of the Person  entitled  thereto as such name and address  shall  appear  on the  Certificate  Register  or,  if such  Person so requests by notifying  the Trustee in writing as  specified in the  Agreement.
Notwithstanding  the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such  distribution and only upon  presentation  and  surrender of this  Certificate  at the office or agency  appointed  by the Trustee  for that  purpose  and  designated  in such notice. The initial  Certificate  Principal Balance of this Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal hereon.

            No transfer of this Certificate  shall be made unless the transfer is made pursuant to an effective  registration  statement under the Securities
Act of 1933,  as amended (the "1933 Act"),  and an effective  registration  or qualification  under  applicable  state  securities  laws,  or  is  made  in a transaction that does not require such registration or  qualification.  In the event  that  such  a  transfer  of  this  Certificate  is to be  made  without registration  or  qualification,  the Trustee shall require  receipt of (i) if such transfer is  purportedly  being made (a) in reliance upon Rule 144A under the  1933  Act or (b) to a  transferee  that is an  "Institutional  Accredited
Investor" within the meaning of Rule 501(a)(1),  (2), (3) or (7) of Regulation
D  under  the  1933  Act,  written  certifications  from  the  Holder  of  the
Certificate   desiring  to  effect  the  transfer,   and  from  such  Holder's
prospective  transferee,  substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as  applicable,  and (ii) if  requested by the Trustee, an  Opinion  of  Counsel  satisfactory  to it that such  transfer  may be made without such  registration  or  qualification  (which Opinion of Counsel shall not be an  expense  of the  Trust  Fund or of the  Seller,  the  Trustee,  the
Securities   Administrator   or  the  Master  Servicer  in  their   respective
capacities as such),  together with copies of the written  certification(s) of the Holder of the  Certificate  desiring  to effect the  transfer  and/or such
Holder's  prospective  transferee upon which such Opinion of Counsel is based.
Neither  the Seller nor the  Trustee is  obligated  to register or qualify the
Class of  Certificates  specified on the face hereof under the 1933 Act or any other  securities  law or to take any action not otherwise  required under the
Agreement to permit the transfer of such Certificates  without registration or qualification.  Any Holder  desiring to effect a transfer of this  Certificate shall be required to indemnify the Trustee, the Securities Administrator,  the
Seller,  the Seller and the Master  Servicer  against any  liability  that may result if the  transfer  is not so exempt  or is not made in  accordance  with such federal and state laws.

            No transfer of this Class XP  Certificate  will be made unless the
Trustee and the Securities  Administrator  have received either (i) opinion of counsel for the benefit of the Trustee,  Master  Servicer  and the  Securities
Administrator  and which they may rely which is  satisfactory  to the  Trustee that the purchase of this  certificate  is  permissible  under local law, will not constitute or result in a non-exempt prohibited  transaction under Section
406 of the  Employee  Retirement  Income  Security  Act of  1974,  as  amended
("ERISA"),  and Section 4975 of the  Internal  Revenue  Code,  as amended (the
"Code")  and  will  not  subject  the  Master  Servicer,  the  Trustee  or the
Securities  Administrator  to any obligation or liability in addition to those undertaken in the Agreement or (ii) a  representation  letter stating that the transferee  is not acquiring  directly or  indirectly  by, or on behalf of, an employee  benefit  plan or other  retirement  arrangement  (a "Plan")  that is subject to Title I of ERISA,  and/or  Section 4975 of the Code, or by a person using "plan assets" of a Plan.

            This   Certificate   is  one  of  a  duly   authorized   issue  of
Certificates  designated as set forth on the face hereof (the "Certificates").
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The  Certificateholder,  by its  acceptance  of this  Certificate, agrees that it will look solely to the Trust Fund for  payment  hereunder  and that  neither the  Securities  Administrator  nor the Trustee is liable to the
Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement  permits,  with certain exceptions therein provided:
(i)  the  amendment   thereof  and  of  the  Servicing   Agreements   and  the
modification of the rights and obligations of the Seller,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement from time to time by EMC,  the Seller,  the Master  Servicer,  the  Securities
Administrator  and the  Trustee,  and (ii) the  amendment  thereof  and of the
Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided  Interests aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of  Certificates  of  affected  Classes  evidencing  such  percentage  of  the
Fractional  Undivided  Interests  thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in lieu hereof  whether or not notation of such consent is made upon this  Certificate.  The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained  by the  Trustee for such  purposes,  duly endorsed  by, or  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Trustee  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly  authorized in writing,  and thereupon one or more new
Certificates  in  authorized  denominations   representing  a  like  aggregate
Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are issuable  only as  registered  Certificates without coupons in the Classes and  denominations  specified in the Agreement.
As provided in the  Agreement and subject to certain  limitations  therein set forth,  this  Certificate  is  exchangeable  for one or more new  Certificates evidencing  the same  Class  and in the same  aggregate  Fractional  Undivided
Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the  Certificateholders  for any such  registration  of transfer,  but the Trustee may require payment of a sum
sufficient  to  cover  any  tax  or  other  governmental   charge  payable  in
connection  therewith.  The Seller,  the Master  Servicer,  the  Trustee,  the
Securities  Administrator and any agent of any of them may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all
purposes,   and  none  of  Seller,  the  Master  Servicer,  the  Trustee,  the
Securities  Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created  by the  Agreement  and the  Trust  Fund
created   thereby   (other   than  the   obligations   to  make   payments  to
Certificateholders  with respect to the  termination of the  Agreement)  shall terminate  upon the  earlier  of (i) the  later of (A) the  maturity  or other liquidation  (or  Advance  with  respect  thereto) of the last  Mortgage  Loan remaining  in the Trust Fund and  disposition  of all property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (B) the remittance  of all  funds  due  under  the  Agreement,  or (ii)  the  optional repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the Agreement.
Such optional  repurchase may be made only on or after the  Distribution  Date on which the aggregate Stated Principal  Balance of the Mortgage Loans is less than the percentage of the aggregate  Stated  Principal  Balance  specified in the Agreement of the Mortgage  Loans at the Cut-off Date. The exercise of such right  will  effect the early  retirement  of the  Certificates.  In no event, however,  will the Trust Fund  created by the  Agreement  continue  beyond the expiration  of 21 years after the death of certain  persons  identified in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF,  the Trustee has caused this Certificate to be duly executed.

Dated: June 30, 2004                      JPMORGAN CHASE BANK,
                                          Not in its  individual  capacity but
                                          solely as Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This  is one of  the  Class  XP  Certificates  referred  to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK,
                                          Authorized   signatory  of  JPMorgan
                                          Chase  Bank,  not in its  individual
                                          capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and
transfer(s)   unto   __________________________________   (Please   print   or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

            Distributions  shall be made, by wire  transfer or  otherwise,  in immediately  available  funds  to  _________________________________  for  the account of  _________________________  account  number  _____________,  or, if mailed  by check,  to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

            This information is provided by  __________________,  the assignee named above, or ________________________, as its agent.

                                                                     EXHIBIT B

                            MORTGAGE LOAN SCHEDULE

            The  Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

(a)   the loan number;

(b)   the Mortgagor's name;

(c)   the city, state and zip code of the Mortgaged Property;

(d)   the property type;

(e)   the Mortgage Interest Rate;

(f)   the Servicing Fee Rate;

(g)   the Net Rate;

(h)   the original term;

(i)   the maturity date;

(j)   the stated remaining term to maturity;

(k)   the original principal balance;

(1)   the first payment date;

(m)   the principal and interest payment in effect as of the Cut-off Date;

(n)   the unpaid principal balance as of the Cut-off Date;

(o)   the Loan-to-Value Ratio at origination;

(p)   the paid-through date;

(q)   the insurer of any Primary Mortgage Insurance Policy, if any;

(r)   the Gross Margin, if applicable;

(s)   the Maximum Lifetime Mortgage Rate, if applicable;

(t)   the Minimum Lifetime Mortgage Rate, if applicable;

(u)   the Periodic Rate Cap, if applicable;

(v)   the number of days delinquent, if any;

(w)   a code  indicating  whether the Mortgage Loan is negatively  amortizing;
and

(x)   which Mortgage Loans adjust after an initial  fixed-rate  period of two, three, five, seven or ten years.

Such  schedule also shall set forth for all of the Mortgage  Loans,  the total number of Mortgage  Loans,  the total of each of the amounts  described  under
(k) and (n)  above,  the  weighted  average  by  principal  balance  as of the
Cut-off Date of each of the rates described under (e), (f) and (g) above,  and the weighted average  remaining term to maturity by unpaid  principal  balance as of the Cut-off Date.

                                                                     EXHIBIT C
                                  [RESERVED]

                                                                     EXHIBIT D

                       REQUEST FOR RELEASE OF DOCUMENTS

To:   JPMorgan Chase Bank
      4 New York Plaza, 6th Floor
      New York, New York 10004

RE:   Pooling  and  Servicing  Agreement,  dated  as of  June  1,  2004  among
      Structured  Asset  Mortgage  Investments  II Inc., as  depositor,  Wells
      Fargo Bank,  National  Association  as master  servicer  and  securities administrator,  EMC Mortgage  Corporation  and JPMorgan  Chase Bank,  as
      trustee, issuing Bear Stearns Alt-A Trust 2004-6, Mortgage Pass-Through
      Certificates, Series 2004-6

      In connection with the  administration of the Mortgage Loans held by you pursuant to the above-captioned  Pooling and Servicing  Agreement,  we request the release,  and hereby  acknowledge  receipt,  of the Mortgage  File for the
Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____       1.    Mortgage Paid in Full and proceeds have been  deposited into the Custodial Account

_____       2.    Foreclosure

_____       3.    Substitution

_____       4.    Other Liquidation

_____       5.    Nonliquidation             Reason:

_____       6.    California Mortgage Loan paid in full

                                          By:
                                             (authorized signer)

                                          Issuer:
                                          Address:

                                          Date:

                                                                     EXHIBIT E

                          FORM OF TRANSFER AFFIDAVIT

                                             Affidavit   pursuant  to  Section
                                             860E(e)(4)    of   the   Internal
                                             Revenue   Code   of   1986,    as
                                             amended, and for other purposes

STATE OF          )
                  )ss:
COUNTY OF         )

      [NAME OF OFFICER], being first duly sworn, deposes and says:

      1.    That he is [Title of  Officer]  of [Name of  Investor]  (record or
beneficial   owner  of  the  Bear  Stearns   ALT-A  Trust   2004-6,   Mortgage
Pass-Through  Certificates,  Series  2004-6,  Class  R-__  Certificates)  (the
"Class R Certificates") (the "Owner"), a [savings  institution]  [corporation]
duly  organized  and  existing  under the laws of [the  State of  _____]  [the
United States], on behalf of which he makes this affidavit.

      2.    That  the  Owner  (i)  is  not  and  will  not  be as of  [Closing
Date][date of purchase] a  "disqualified  organization"  within the meaning of
Section  860E(e)(5)  of the  Internal  Revenue  Code of 1986,  as amended (the
"Code") or an "electing large  partnership"  within the meaning of Section 775 of  the  Code,  (ii)  will  endeavor  to  remain  other  than  a  disqualified organization  and an electing large  partnership for so long as it retains its ownership  in the  Class R  Certificates  and (iii) is  acquiring  the Class R
Certificates  for its own  account or for the  account  of another  Owner from which it has received an affidavit  and  agreement in  substantially  the same form as this  affidavit  and  agreement.  (For this purpose,  a  "disqualified organization"  means an electing  large  partnership  under Section 775 of the
Code,  the United  States,  any state or political  subdivision  thereof,  any
agency  or   instrumentality   of  any  of  the   foregoing   (other  than  an
instrumentality  all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage  Corporation,  a majority of whose board of directors  is not  selected  by any such  governmental  entity) or any foreign government,  international  organization or any agency or  instrumentality  of such  foreign  government  or  organization,  any rural  electric or telephone cooperative,  or any organization  (other than certain farmers'  cooperatives)
that is generally  exempt from federal income tax unless such  organization is subject to the tax on unrelated business taxable income).

      3.    That the Owner is aware (i) of the tax that  would be  imposed  on transfers of Class R Certificates  to disqualified  organizations  or electing large  partnerships  under the Code,  that applies to all transfers of Class R
Certificates  after  March  31,  1988;  (ii)  that  such  tax  would be on the transferor (or, with respect to transfers to electing large  partnerships,  on each such  partnership),  or, if such  transfer  is  through  an agent  (which
person   includes  a  broker,   nominee  or  middleman)   for  a  disqualified
organization,  on the agent; (iii) that the person (other than with respect to transfers to electing large  partnerships)  otherwise liable for the tax shall be relieved  of  liability  for the tax if the  transferee  furnishes  to such person an affidavit  that the  transferee is not a  disqualified  organization and, at the time of transfer,  such person does not have actual knowledge that the  affidavit  is  false;  and (iv)  that  the  Class R  Certificates  may be
"noneconomic  residual  interests" within the meaning of Treasury  regulations promulgated  pursuant  to the Code and that the  transferor  of a  noneconomic residual  interest  will remain  liable for any taxes due with  respect to the income  on such  residual  interest,  unless  no  significant  purpose  of the transfer was to impede the assessment or collection of tax.

            4.    That  the   Owner  is  aware  of  the  tax   imposed   on  a
"pass-through  entity" holding Class R Certificates if either the pass-through entity is an electing  large  partnership  under Section 775 of the Code or if at any time during the taxable year of the pass-through  entity a disqualified organization  is the record  holder of an interest in such  entity.  (For this purpose,  a "pass through entity" includes a regulated  investment  company, a real estate  investment  trust or common trust fund, a  partnership,  trust or estate, and certain cooperatives.)

            5.    That the Owner is aware that the Trustee  will not  register the  transfer  of any  Class R  Certificates  unless  the  transferee,  or the transferee's  agent,  delivers to it an affidavit and  agreement,  among other things,  in substantially  the same form as this affidavit and agreement.  The
Owner  expressly  agrees that it will not  consummate  any such transfer if it knows or believes that any of the representations  contained in such affidavit and agreement are false.

            6.    That the Owner has  reviewed the  restrictions  set forth on the face of the Class R  Certificates  and the  provisions  of Section 5.05 of the Pooling and Servicing  Agreement under which the Class R Certificates were issued.  The Owner  expressly  agrees  to be bound by and to comply  with such restrictions and provisions.

            7.    That the Owner  consents to any additional  restrictions  or arrangements  that  shall be  deemed  necessary  upon  advice  of  counsel  to constitute a reasonable  arrangement  to ensure that the Class R  Certificates will  only  be  owned,  directly  or  indirectly,  by an  Owner  that is not a disqualified organization.

            8.    The   Owner's   Taxpayer    Identification   Number   is   #
_______________.

            9.    This  affidavit  and  agreement  relates only to the Class R
Certificates  held by the  Owner  and not to any  other  holder of the Class R
Certificates.  The Owner  understands  that the liabilities  described  herein relate only to the Class R Certificates.

            10.   That no purpose of the Owner  relating  to the  transfer  of any of the  Class R  Certificates  by the  Owner is or will be to  impede  the assessment or collection of any tax; in making this representation,  the Owner warrants  that the Owner is  familiar  with (i)  Treasury  Regulation  Section
1.860E-1 (c) and recent amendments  thereto,  effective as of August 19, 2002, and (ii) the  preamble  describing  the  adoption  of the  amendments  to such regulation, which is attached hereto as Exhibit 1.

            11.   That the Owner has no present  knowledge or expectation that it will be unable to pay any United  States taxes owed by it so long as any of the  Certificates  remain  outstanding.  In  this  regard,  the  Owner  hereby represents  to and for the  benefit of the person  from whom it  acquired  the
Class R  Certificates  that the Owner  intends  to pay taxes  associated  with holding  such Class R  Certificates  as they become due,  fully  understanding that it may incur tax  liabilities  in excess of any cash flows  generated  by the Class R Certificates.

            12.   That the Owner has no present  knowledge or expectation that it will become insolvent or subject to a bankruptcy  proceeding for so long as any of the Class R Certificates remain outstanding.

            13.   The Owner is a citizen or resident of the United  States,  a corporation,  partnership  or other entity  created or organized  in, or under the laws of, the United States or any  political  subdivision  thereof,  or an estate or trust  whose  income  from  sources  without  the  United  States is includable  in gross  income for United  States  federal  income tax  purposes regardless of its  connection  with the conduct of a trade or business  within the United States.

            14.   The Owner  hereby  agrees that it will not cause income from
the  Class  R  Certificates  to  be   attributable  to  a  foreign   permanent
establishment  or fixed base (within the meaning of an  applicable  income tax treaty) of the Owner or another United States taxpayer.

            15.   (a)   The  Purchaser   hereby   certifies,   represents  and
warrants  to, and  covenants  with the  Company,  the  Trustee  and the Master
Servicer that the following statements in (1) or (2) are accurate:

                        (1)   The  Certificates (i) are not being acquired by,
and will not be transferred  to, any employee  benefit plan within the meaning of section 3(3) of the Employee  Retirement  Income  Security Act of 1974,  as
amended  ("ERISA")  or  other  retirement  arrangement,  including  individual retirement accounts and annuities,  Keogh plans and bank collective investment funds and insurance  company general or separate accounts in which such plans, accounts  or  arrangements  are  invested,  that is subject to Section  406 of
ERISA or Section 4975  of the Internal  Revenue Code of 1986 (the "Code") (any
of the  foregoing,  a "Plan"),  (ii) are not being acquired with "plan assets"
of a Plan within the meaning of the  Department of Labor  ("DOL")  regulation,
29 C.F.R.  ?  2510.3-101  or  otherwise  under  ERISA,  and (iii)  will not be transferred  to any entity that is deemed to be investing  plan assets  within the meaning of the DOL regulation,  29  C.F.R. ? 2510.3-101 or otherwise under
ERISA;

                  (2)   The  purchase of  Certificates  is  permissible  under
applicable  law, will not constitute or result in any  prohibited  transaction under ERISA or Section  4975 of the Code,  will not subject the  Company,  the
Trustee  or the  Master  Servicer  to any  obligation  in  addition  to  those undertaken  in the Pooling and Servicing  Agreement  and, with respect to each source  of  funds  ("Source")  being  used by the  Purchaser  to  acquire  the
Certificates,  each of the following statements is accurate: (a) the Purchaser is an insurance company;  (b) the Source is assets of the Purchaser's "general account;"  (c) the  conditions  set  forth  in  Prohibited  Transaction  Class
Exemption  ("PTCE")  95-60  issued  by the DOL  have  been  satisfied  and the purchase,  holding  and  transfer  of  Certificates  by or on  behalf  of  the
Purchaser  are exempt  under PTCE 95-60;  and (d) the amount of  reserves  and liabilities  for such general  account  contracts  held by or on behalf of any
Plan  does not  exceed  10% of the  total  reserves  and  liabilities  of such general  account  plus  surplus as of the date  hereof  (for  purposes of this clause,  all Plans  maintained by the same employer (or affiliate  thereof) or employee  organization  are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

            (b)   The Owner will  provide  the  Trustee,  the  Company and the
Master  Servicer  with an  opinion of  counsel  acceptable  to and in form and substance  satisfactory to the Trustee, the Company and the Master Servicer to
the effect that the purchase of Certificates is permissible  under  applicable law, will not  constitute or result in any non-exempt  prohibited  transaction under ERISA or Section 4975 of the Code and will not subject the Trustee,  the
Company or the Master  Servicer  to any  obligation  or  liability  (including obligations  or  liabilities  under  ERISA  or  Section  4975 of the  Code) in addition to those undertaken in the Pooling and Servicing Agreement.

            In addition,  the Owner hereby certifies,  represents and warrants to, and covenants with, the Company,  the Trustee and the Master Servicer that the Owner will not transfer  such  Certificates  to any Plan or person  unless either such Plan or person meets the  requirements  set forth in either (a) or
(b) above.

            Capitalized  terms  used but not  defined  herein  shall  have the meanings assigned in the Pooling and Servicing Agreement.

      IN WITNESS  WHEREOF,  the  Investor  has caused  this  instrument  to be executed on its behalf,  pursuant to authority of its Board of  Directors,  by its [Title of Officer] this ____ day  of  _________, 20__.

                                    [NAME OF INVESTOR]

                                    By:
                                        [Name of Officer]
                                        [Title of Officer]
                                        [Address  of  Investor  for receipt of
                                        distributions]

                                        Address  of  Investor  for  receipt of
                                        tax information:

      Personally  appeared before me the above-named [Name of Officer],  known or proved to me to be the same person who  executed the  foregoing  instrument and to be the [Title of Officer] of the Investor,  and acknowledged to me that he  executed  the  same as his  free act and deed and the free act and deed of the Investor.

      Subscribed and sworn before me this ___ day of _________, 20___.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the ___ day of ___________________, 20___.

1

                                                                   EXHIBIT F-1

                   FORM OF INVESTMENT LETTER (NON-RULE 144A)

                            ______________,200___

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Bear Stearns Alt-A Trust 2004-6

            Re:   Bear Stearns Alt-A Trust 2004-6
                  Mortgage Pass-Through Certificates, Series 2004-6, Class__

Ladies and Gentlemen:

      ______________    (the    "Purchaser")    intends   to   purchase   from
______________  (the  "Seller")   $_________  initial  Certificate   Principal
Balance of Mortgage  Pass-Through  Certificates,  Series  2004-6,  Class _____
(the  "Certificates"),  issued pursuant to the Pooling and Servicing Agreement
(the  "Pooling  and  Servicing  Agreement"),  dated as of June 1,  2004  among
Structured  Asset Mortgage  Investments II Inc., as depositor (the  "Seller"),
EMC Mortgage Corporation,  Wells Fargo Bank, National  Association,  as master servicer and  securities  administrator,  and JPMorgan  Chase Bank, as trustee
(the  "Trustee").  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Purchaser
hereby  certifies,  represents and warrants to, and covenants with, the Seller and the Trustee that:

                  1.    The Purchaser  understands  that (a) the  Certificates
            have not been and will not be  registered  or qualified  under the
            Securities  Act of 1933,  as  amended  (the  "Act")  or any  state securities  law,  (b) the Seller is not required to so register or qualify the Certificates,  (c) the Certificates may be resold only if registered and qualified  pursuant to the provisions of the Act or  any  state  securities  law,  or if  an  exemption  from  such registration and  qualification is available,  (d) the Pooling and
            Servicing Agreement contains  restrictions  regarding the transfer of the Certificates  and (e) the  Certificates  will bear a legend to the foregoing effect.

                  2.    The  Purchaser is acquiring the  Certificates  for its
            own  account  for  investment  only  and not with a view to or for sale in  connection  with any  distribution  thereof in any manner that would  violate  the Act or any  applicable  state  securities laws.

                  3.    The  Purchaser  is  (a) a  substantial,  sophisticated
            institutional  investor  having such  knowledge and  experience in financial  and  business  matters,  and,  in  particular,  in such matters related to securities  similar to the  Certificates,  such that  it  is  capable  of  evaluating  the  merits  and  risks  of investment  in the  Certificates,  (b) able to bear  the  economic risks  of such an  investment  and  (c) an  "accredited  investor"
            within the  meaning of Rule 501 (a)  promulgated  pursuant  to the
            Act.

                  4.    The Purchaser has been furnished  with, and has had an
            opportunity  to review  (a) a copy of the  Pooling  and  Servicing
            Agreement   and  (b)  such  other   information   concerning   the
            Certificates,  the  Mortgage  Loans  and the  Seller  as has  been requested  by the  Purchaser  from the Seller or the Seller and is
            relevant   to   the   Purchaser's   decision   to   purchase   the
            Certificates.  The Purchaser  has had any  questions  arising from
            such  review   answered  by  the  Seller  or  the  Seller  to  the
            satisfaction of the Purchaser.

                  5.    The  Purchaser  has  not  and  will  not  nor  has  it
            authorized or will it authorize  any person to (a) offer,  pledge, sell,  dispose  of or  otherwise  transfer  any  Certificate,  any interest in any  Certificate or any other similar  security to any person in any manner,  (b) solicit any offer to buy or to accept a pledge,  disposition  of other  transfer of any  Certificate,  any interest in any  Certificate  or any other  similar  security from any person in any manner,  (c)  otherwise  approach  or  negotiate with respect to any  Certificate,  any interest in any Certificate or any other similar  security with any person in any manner,  (d)
            make any general  solicitation by means of general  advertising or in any other manner or (e) take any other action,  that (as to any of (a) through (e) above) would  constitute a distribution  of any
            Certificate  under the Act, that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state
            securities   law,   or  that   would   require   registration   or
            qualification  pursuant  thereto.  The Purchaser  will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

                  6.    The  Purchaser  (if the  Certificate  is not  rated at
            least "BBB-" or its equivalent by Fitch, S&P or Moody's):

                        (a)         is not an employee benefit or other plan
            subject to the prohibited transaction provisions of the Employee
            Retirement Income Security Act of 1974, as amended ("ERISA"), or
            Section 4975 of the Internal Revenue Code of 1986, as amended (a
            "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor
            ("DOL") regulation at 29 C.F.R. §2510.3-101; or

                        (b)    is an insurance company, the source of funds
            to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited
            Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee, the Securities
Administrator and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

-------------------------------------------------------------------------------
                                        Very truly yours,

                                        [PURCHASER]
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        By:

                                        Name:

                                        Title:
-------------------------------------------------------------------------------

                                                                   EXHIBIT F-2

                [FORM OF RULE 144A INVESTMENT REPRESENTATION]

           Description of Rule 144A Securities, including numbers:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

            The undersigned  seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1.          In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts:  Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the
Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933
Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the
1933 Act.

2.          The Buyer warrants and represents to, and covenants with, the
Seller, the Trustee and the Master Servicer (as defined to the Pooling and
Servicing Agreement, dated as of June 1, 2004 (the "Agreement"), among the
Company, EMC, Wells Fargo Bank, N.A., as master servicer (the "Master
Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee")) as follows:

(a)         The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b)         The Buyer considers itself a substantial, sophisticated
      institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c)         The Buyer has been furnished with all information regarding the
      Rule 144A Securities that it has requested from the Seller, the Trustee or the Master Servicer.

(d)         Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A
      Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule
      144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the
      Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the
      1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e)         The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or
      Annex 2.  The Buyer is aware that the sale to it is being made in reliance on Rule 144A.  The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule
      144A, or (ii) pursuant to another exemption from registration under the
      1933 Act.

            [3.   The Buyer (if the Rule 144A Securities are not rated at
      least "BBB-" or its equivalent by Fitch, S&P or Moody's):

(a)         is not an employee benefit or other plan subject to the
      prohibited transaction provisions of the Employee Retirement Income
      Security Act of 1974, as amended ("ERISA"), or Section 4975 of the
      Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. § 2510.3-101; or

(b)         is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account"
      (within the meaning of DOL Prohibited Transaction Class Exemption
      ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

            4.    This document may be executed in one or more counterparts
      and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this
document as of the date set forth below.

Print Name of Seller                     Print Name of Buyer
By:                                   By:
Name:                                 Name:
Title:                                Title:
Taxpayer Identification                  Taxpayer Identification:
No.                                      No:
Date:                                    Date:

                                                          ANNEX 1 TO EXHIBIT F

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Buyers Other Than Registered Investment Companies]

            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1.          As indicated below, the undersigned is the President, Chief
Financial Officer, Senior Vice President or other executive officer of the
Buyer.

2.          In connection with purchases by the Buyer, the Buyer is a
"qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis
$_________________________________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
144A) and (ii) the Buyer satisfies the criteria in the category marked below.

--    Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution),
            Massachusetts or similar business trust, partnership, or
            charitable organization described in Section 501(c)(3) of the
            Internal Revenue Code.

--    Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
            $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

--    Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan
            association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

--    Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

--    Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the
            District of Columbia.

--    State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or
            instrumentality of the State or its political subdivisions, for the benefit of its employees.

--    ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

--    Investment Adviser.   The Buyer is an investment adviser registered
            under the Investment Advisers Act of 1940.

--    SBIC.  The Buyer is a Small Business Investment Company licensed by the
            U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

--    Business Development Company.  The Buyer is a business development company as defined in Section 202(a)(22) of the Investment
            Advisers Act of 1940.

--    Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans
            established and maintained by a State, its political
            subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or
            (b) employee benefit plans within the meaning of Title I of the
            Employee Retirement Income Security Act of 1974, but is not a
            trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.          The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the
Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv)
loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4.          For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the  Buyer,  but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.          The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the
Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                      Will the Buyer be purchasing the Rule 144A
Yes         No        Securities only for the Buyer's own account?
6.          If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule
144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule
144A.  In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule
144A.
------------------------------------------------------------------------------

7.          The Buyer will notify each of the parties to which this
certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer's purchase of Rule 144A
Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                    Print Name of Buyer

                                    By:
                                         Name:
                                         Title:

                                    Date:

                                                                   EXHIBIT F-3

                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                        , 20

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179

MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2004-6

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Bear Stearns Alt-A Trust 2004-6

            Re:   Mortgage Pass-Through Certificates,
                  Series 2004-6

Ladies and Gentlemen:

            In connection with the sale by _______________ (the "Seller") to
_________________ (the "Purchaser") of $__________  Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 2004-6 (the
"Certificates") pursuant to the Pooling and Servicing Agreement, dated as of
June 1, 2004 (the "Pooling and Servicing Agreement"), among Structured Asset
Mortgage Investments II Inc. (the "Company"), EMC Mortgage Corporation
("EMC"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee").  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            Neither the Seller nor anyone acting on its behalf has (a)
offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any
Certificate or any other similar security from any person in any manner, (c)
has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that
(as to any of (a) through (e) above) would constitute a distribution of the
Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate.  The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    (Seller)

                                    By:
                                    Name:
                                    Title:

                                                                     EXHIBIT G

                         FORM OF CUSTODIAL AGREEMENT

            THIS CUSTODIAL  AGREEMENT (as amended and  supplemented  from time to time,  the  "Agreement"),  dated as of June 30, 2004, by and among JPMORGAN
CHASE  BANK,  as trustee  (including  its  successors  under the  Pooling  and
Servicing  Agreement defined below, the "Trustee"),  STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC., as company (together with any successor in interest,  the
"Company"),  WELLS FARGO BANK,  NATIONAL  ASSOCIATION,  as master servicer and
securities   administrator   (together  with  any  successor  in  interest  or
successor  under the Pooling and Servicing  Agreement  referred to below,  the
"Master Servicer") and WELLS FARGO BANK,  NATIONAL  ASSOCIATION,  as custodian
(together   with  any  successor  in  interest  or  any  successor   appointed
hereunder, the "Custodian").

                               WITNESSETH THAT:

            WHEREAS,  the Company,  EMC,  the Master  Servicer and the Trustee
have  entered  into a Pooling  and  Servicing  Agreement,  dated as of June 1,
2004,  relating to the issuance of Bear Stearns ALT-A Trust  2004-6,  Mortgage
Pass-Through  Certificates,  Series  2004-6  (as in effect on the date of this agreement,  the "Original Pooling and Servicing Agreement," and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

            WHEREAS,  the Custodian has agreed to act as agent for the Trustee for the  purposes  of  receiving  and  holding  certain  documents  and  other instruments  delivered by the Company or the Master Servicer under the Pooling and Servicing  Agreement and the Servicers  under their  respective  Servicing
Agreements,  all upon the terms and conditions and subject to the  limitations hereinafter set forth;

            NOW,  THEREFORE,  in  consideration of the premises and the mutual covenants and agreements  hereinafter set forth, the Trustee, the Company, the
Master Servicer and the Custodian hereby agree as follows:

                                  ARTICLE I
                                 DEFINITIONS

            Capitalized  terms used in this  Agreement and not defined  herein shall  have the  meanings  assigned  in the  Original  Pooling  and  Servicing
Agreement, unless otherwise required by the context herein.

                                  ARTICLE II
                        CUSTODY OF MORTGAGE DOCUMENTS

            Section 2.1 Custodian  to Act as Agent:  Acceptance  of  Mortgage
Files.  The Custodian,  as the duly  appointed  agent of the Trustee for these purposes,  acknowledges  (subject  to any  exceptions  noted  in  the  Initial
Certification  referred to in Section  2.3(a)  receipt of the  Mortgage  Files relating to the Mortgage  Loans  identified  on the schedule  attached  hereto
(the "Mortgage  Files") and declares that it holds and will hold such Mortgage
Files as agent for the  Trustee,  in  trust,  for the use and  benefit  of all present and future Certificateholders.

            Section 2.2 Recordation  of  Assignments.  If  any  Mortgage  File
includes one or more  assignments  of Mortgage to the Trustee in a state which is specifically  excluded from the Opinion of Counsel  delivered by the Seller to the Trustee (with a copy to the  Custodian)  pursuant to the  provisions of
Section  2.01 of the Pooling and  Servicing  Agreement,  each such  assignment shall  be  delivered  by the  Custodian  to the  Company  for the  purpose  of recording it in the appropriate  public office for real property records,  and the  Company,  at no  expense to the  Custodian,  shall  promptly  cause to be recorded in the appropriate  public office for real property records each such assignment  of Mortgage  and,  upon receipt  thereof from such public  office, shall return each such assignment of Mortgage to the Custodian.

            Section 2.3 Review of Mortgage Files.

(1)   On or prior to the Closing Date, in accordance  with Section 2.02 of the
Pooling and Servicing  Agreement,  the Custodian  shall deliver to the Trustee an Initial  Certification in the form annexed hereto as Exhibit One evidencing receipt  (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage  Loans listed on the Schedule  attached  hereto (the "Mortgage
Loan Schedule").

(2)   Within  90 days of the  Closing  Date,  the  Custodian  agrees,  for the benefit of  Certificateholders,  to review,  in accordance with the provisions of Section 2.02 of the Pooling and Servicing  Agreement,  each such  document, and shall  deliver to the Seller and the Trustee an Interim  Certification  in
the form annexed  hereto as Exhibit Two to the effect that all such  documents have  been  executed  and  received  and that  such  documents  relate  to the
Mortgage  Loans  identified  on the  Mortgage  Loan  Schedule,  except for any exceptions  listed on Schedule A attached to such Interim  Certification.  The
Custodian  shall be under no duty or obligation to inspect,  review or examine said  documents,  instruments,  certificates or other papers to determine that the same are genuine,  enforceable, or appropriate for the represented purpose or that they have  actually  been  recorded  or that they are other  than what they purport to be on their face.

(3)   Not later than 180 days after the  Closing  Date,  the  Custodian  shall review the  Mortgage  Files as  provided  in Section  2.02 of the  Pooling and
Servicing  Agreement  and  deliver  to the  Seller  and  the  Trustee  a Final
Certification  in the form  annexed  hereto as Exhibit  Three  evidencing  the completeness of the Mortgage Files.

(4)   In reviewing  the Mortgage  Files as provided  herein and in the Pooling and Servicing Agreement,  the Custodian shall make no representation as to and
shall   not  be   responsible   to   verify   (i)  the   validity,   legality,
enforceability, due authorization,  recordability,  sufficiency or genuineness
of  any  of  the  documents   included  in  any  Mortgage  File  or  (ii)  the
collectibility,  insurability,  effectiveness  or  suitability  of  any of the documents in any Mortgage File.

      Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans missing from  the Mortgage Files.

            Section 2.4 Notification  of  Breaches  of  Representations  and
Warranties.  Upon discovery by the Custodian of a breach of any representation or warranty  made by the  Company as set forth in the  Pooling  and  Servicing
Agreement  with respect to a Mortgage  Loan relating to a Mortgage  File,  the
Custodian  shall  give  prompt  written  notice to the  Company,  the  related
Servicer and the Trustee.

            Section 2.5 Custodian  to  Cooperate:  Release of Mortgage  Files.
Upon receipt of written  notice from the Trustee that the Mortgage Loan Seller has  repurchased  a Mortgage  Loan  pursuant  to Article II of the Pooling and
Servicing Agreement,  and that the purchase price therefore has been deposited in the Master Servicer  Collection Account or the Distribution  Account,  then the  Custodian  agrees to  promptly  release to the  Mortgage  Loan Seller the related Mortgage File.

            Upon the Custodian's  receipt of a request for release (a "Request for  Release")  substantially  in the form of  Exhibit  D to the  Pooling  and
Servicing  Agreement  signed by a Servicing  Officer of the  related  Servicer stating  that it has  received  payment  in full  of a  Mortgage  Loan or that payment in full will be escrowed in a manner customary for such purposes,  the
Custodian  agrees  promptly  to release to the  related  Servicer  the related
Mortgage  File.  The Company  shall deliver to the Custodian and the Custodian agrees to  accept  the  Mortgage  Note and other  documents  constituting  the
Mortgage File with respect to any Substitute Mortgage Loan.

            From  time  to  time  as  is  appropriate  for  the  servicing  or foreclosure  of any Mortgage  Loan,  including,  for this purpose,  collection under any Primary Insurance Policy,  the related Servicer shall deliver to the
Custodian a Request for Release signed by a Servicing Officer  requesting that possession  of all of the  Mortgage  File be released to the related  Servicer and  certifying  as to the reason for such  release and that such release will not  invalidate  any  insurance  coverage  provided in respect of the Mortgage
Loan under any of the Insurance Policies.  Upon receipt of the foregoing,  the
Custodian  shall  deliver  the  Mortgage  File to the  related  Servicer.  The related  Servicer  shall cause each Mortgage  File or any document  therein so released  to be  returned  to the  Custodian  when the need  therefore  by the related  Servicer  no longer  exists,  unless (i) the  Mortgage  Loan has been liquidated  and the  Liquidation  Proceeds  relating to the Mortgage Loan have been deposited in the Master Servicer  Collection  Account or the Distribution
Account or (ii) the Mortgage  File or such  document has been  delivered to an attorney,  or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other  proceedings  for
the   foreclosure   of   the   Mortgaged   Property   either   judicially   or
non-judicially,  and the related  Servicer has  delivered  to the  Custodian a certificate  of a Servicing  Officer  certifying as to the name and address of the Person to which such  Mortgage File or such document was delivered and the purpose or purposes of such delivery.

            At  any  time  that a  Servicer  is  required  to  deliver  to the
Custodian a Request for Release,  the Servicer shall deliver two copies of the
Request  for Release if  delivered  in hard copy or the  Servicer  may furnish such Request for Release  electronically to the Custodian,  in which event the
Servicing  Officer  transmitting  the same shall be deemed to have  signed the
Request for Release.  In connection with any Request for Release of a Mortgage
File  because of a  repurchase  of a Mortgage  Loan,  such Request for Release
shall  be  accompanied  by  an  assignment  of  mortgage,   without  recourse,
representation  or warranty  from the Trustee to the Mortgage  Loan Seller and the related Mortgage Note shall be endorsed without  recourse,  representation or warranty by the Trustee and be returned to the  Mortgage  Loan  Seller.  In connection  with any  Request for  Release of a Mortgage  File  because of the payment  in full of a  Mortgage  Loan,  such  Request  for  Release  shall  be accompanied by a certificate of  satisfaction  or other similar  instrument to be  executed  by or on behalf  of the  Trustee  and  returned  to the  related
Servicer.

            Section 2.6 Assumption   Agreements.   In  the   event   that  any
assumption   agreement,   substitution  of  liability  agreement  or  sale  of
servicing  agreement is entered into with respect to any Mortgage Loan subject to this  Agreement in accordance  with the terms and provisions of the Pooling and Servicing  Agreement,  the Master Servicer,  to the extent provided in the related  Servicing  Agreement,  shall cause the related Servicer to notify the
Custodian that such  assumption or  substitution  agreement has been completed
by  forwarding   to  the   Custodian  the  original  of  such   assumption  or
substitution  agreement,  which  shall be added to the related  Mortgage  File and, for all  purposes,  shall be  considered a part of such  Mortgage File to the same extent as all other  documents  and  instruments  constituting  parts thereof.

                                 ARTICLE III
                           CONCERNING THE CUSTODIAN

            Section 3.1 Custodian  as Bailee  and Agent of the  Trustee.  With
respect to each Mortgage Note, Mortgage and other documents  constituting each
Mortgage  File  which  are  delivered  to  the  Custodian,  the  Custodian  is exclusively  the bailee and agent of the  Trustee and has no  instructions  to hold any  Mortgage  Note or Mortgage  for the benefit of any person other than the Trustee and the  Certificateholders  and undertakes to perform such duties and only such duties as are specifically  set forth in this Agreement.  Except upon  compliance  with the  provisions  of Section 2.5 of this  Agreement,  no
Mortgage  Note,  Mortgage or Mortgage File shall be delivered by the Custodian to the Company,  the  Servicers or the Master  Servicer or otherwise  released from the possession of the Custodian.

            Section 3.2 Reserved.

            Section 3.3 Custodian May Own  Certificates.  The Custodian in its
individual  or  any  other  capacity  may  become  the  owner  or  pledgee  of
Certificates with the same rights it would have if it were not Custodian.

            Section 3.4 Master   Servicer  to  Pay   Custodian's   Fees  and
Expenses.  The Master  Servicer  covenants  and agrees to pay to the Custodian from  time to  time,  and the  Custodian  shall  be  entitled  to,  reasonable compensation  for all services  rendered by it in the exercise and performance of any of the powers and duties  hereunder  of the  Custodian,  and the Master
Servicer  will  pay or  reimburse  the  Custodian  upon  its  request  for all reasonable  expenses,  disbursements  and  advances  incurred  or  made by the
Custodian  in  accordance  with  any  of  the  provisions  of  this  Agreement
(including the reasonable  compensation and the expenses and  disbursements of its counsel and of all persons not  regularly in its employ),  except any such expense,  disbursement  or  advance as may arise  from its  negligence  or bad faith or to the  extent  that  such  cost or  expense  is  indemnified  by the
Company pursuant to the Pooling and Servicing Agreement.

            Section 3.5 Custodian  May Resign  Trustee  May Remove  Custodian.
The Custodian may resign from the  obligations  and duties hereby imposed upon it as such  obligations  and duties  relate to its acting as  Custodian of the
Mortgage Loans.  Upon receiving such notice of resignation,  the Trustee shall either  take  custody of the  Mortgage  Files  itself and give  prompt  notice thereof to the Company,  the Master  Servicer and the  Custodian,  or promptly appoint a successor  Custodian by written instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the  resigning  Custodian  and one copy to the successor  Custodian.  If the Trustee shall not have taken custody of the Mortgage Files and no successor  Custodian shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of  resignation,  the resigning  Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the  Custodian at any time with the consent of the Master Servicer.  In such event, the Trustee shall appoint, or petition
a  court  of  competent   jurisdiction  to  appoint,  a  successor   Custodian
hereunder.  Any successor Custodian shall be a depository  institution subject to supervision or examination by federal or state authority,  shall be able to satisfy  the  other  requirements  contained  in  Section  3.7  and  shall  be unaffiliated with the Servicer or the Company.

            Any  resignation or removal of the Custodian and  appointment of a successor  Custodian  pursuant to any of the  provisions  of this  Section 3.5 shall  become  effective  upon  acceptance  of  appointment  by the  successor
Custodian.  The Trustee shall give prompt notice to the Company and the Master
Servicer  of  the  appointment  of  any  successor  Custodian.   No  successor
Custodian  shall be appointed by the Trustee without the prior approval of the
Company and the Master Servicer.

            Section 3.6 Merger or Consolidation of Custodian.  Any Person into which  the  Custodian  may be  merged  or  converted  or with  which it may be
consolidated,   or  any  Person  resulting  from  any  merger,  conversion  or consolidation  to  which  the  Custodian  shall  be a  party,  or  any  Person succeeding  to the business of the  Custodian,  shall be the  successor of the
Custodian  hereunder,  without  the  execution  or  filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary notwithstanding.

            Section 3.7 Representations   of  the  Custodian.   The  Custodian
hereby represents that it is a depository  institution  subject to supervision or examination  by a federal or state  authority,  has a combined  capital and surplus  of at  least  $15,000,000  and is  qualified  to do  business  in the jurisdictions in which it will hold any Mortgage File.

                                  ARTICLE IV
                           MISCELLANEOUS PROVISIONS

            Section 4.1 Notices. All notices,  requests,  consents and demands and other  communications  required  under this  Agreement  or pursuant to any other  instrument  or document  delivered  hereunder  shall be in writing and, unless  otherwise  specifically  provided,  may be  delivered  personally,  by telegram or telex,  or by  registered  or  certified  mail,  postage  prepaid, return  receipt  requested,  at the addresses  specified on the signature page hereof (unless changed by the particular  party whose address is stated herein by  similar  notice  in  writing),  in which  case the  notice  will be deemed delivered when received.

            Section 4.2 Amendments.   No   modification  or  amendment  of  or
supplement to this  Agreement  shall be valid or effective  unless the same is in writing and signed by all parties  hereto,  and  neither the  Company,  the
Master  Servicer nor the Trustee shall enter into any amendment  hereof except as permitted by the Pooling and  Servicing  Agreement.  The Trustee shall give prompt  notice to the  Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

            Section 4.3 GOVERNING  LAW.  THIS  AGREEMENT  SHALL  BE  DEEMED  A
CONTRACT  MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE  CONSTRUED
AND ENFORCED IN  ACCORDANCE  WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK.

            Section 4.4 Recordation of Agreement.  To the extent  permitted by applicable  law, this Agreement is subject to  recordation in all  appropriate public  offices  for  real  property  records  in all the  counties  or  other comparable  jurisdictions in which any or all of the properties subject to the
Mortgages are situated,  and in any other appropriate  public recording office or  elsewhere,  such  recordation  to be  effected  by the  Company and at the
Trust's expense, but only upon direction  accompanied by an Opinion of Counsel reasonably  satisfactory  to the  Company  to the effect  that the  failure to effect such  recordation  is likely to  materially  and  adversely  affect the interests of the Certificateholders.

            For the purpose of facilitating  the recordation of this Agreement as herein  provided and for other  purposes,  this  Agreement  may be executed simultaneously  in any  number  of  counterparts,  each of which  counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

            Section 4.5 Severability  of  Provisions.  If any  one or  more of the covenants, agreements,  provisions or terms of this Agreement shall be for
any  reason  whatsoever  held  invalid,   then  such  covenants,   agreements,
provisions or terms shall be deemed  severable  from the remaining  covenants, agreements,  provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS  WHEREOF,  this  Agreement  is  executed as of the date first above written.

Address:                                JPMORGAN CHASE BANK, as Trustee

4 New York Plaza, 6th Floor
New York, New York 10004                By:
                                        Name:
Attention:                              Title:
Telecopy:
Confirmation:
Address:                                STRUCTURED ASSET MORTGAGE INVESTMENTS
                                        II INC.
383 Madison Avenue
New York, New York 10179
                                        By:
                                        Name:  Baron Silverstein
                                        Title:       Vice President

Address:                                WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Master Servicer
9062 Old Annapolis                      By:
Columbia, Maryland 21045                Name:
Attention: BSALTA 2004-6                Title:

Address:                                WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Custodian
1015 10th Avenue                        By:
Minneapolis, Minnesota 55414            Name:
Attention: BSALTA 2004-6                Title:
Telecopier: (612) 667-1068

STATE OF NEW YORK )
                        )ss.:
COUNTY OF NEW YORK      )

            On the      30th day of April 2004  before me, a notary  public in
and for said State, personally appeared  _______________,  known to me to be a
_________________of  JPMorgan Chase Bank, a New York State banking corporation that  executed  the within  instrument,  and also known to me to be the person who  executed it on behalf of said  corporation  and  acknowledged  to me that such corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ___________________________________
                                                     Notary Public

[SEAL]

STATE OF MARYLAND       )
                        ) ss.:
COUNTY OF HOWARD     )

            On the 30th day of April 2004  before  me, a notary  public in and for  said  State,  personally  appeared  Stacey  Taylor,  known to me to be an
Assistant  Vice  President  of  Wells  Fargo  Bank,  National  Association,  a
national  banking  association that executed the within  instrument,  and also known to me to be the  person  who  executed  it on  behalf  of said  national banking  association,  and  acknowledged  to me  that  such  national  banking association executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ___________________________________
                                                     Notary Public

[SEAL]

STATE OF NEW YORK    )
                        )ss.:
COUNTY OF NEW YORK      )

            On the 30th day of April 2004  before  me, a notary  public in and for said State,  personally  appeared Baron  Silverstein,  known to me to be a
Vice President of Structured  Asset  Mortgage  Investments II Inc., one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation,  and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ___________________________________
                                                     Notary Public

[Notarial Seal]

STATE OF MARYLAND       )
                        )ss.:
COUNTY OF HOWARD     )

            On the 30th day of April 2004  before  me, a notary  public in and for said  State,  personally  appeared  _____________,  known to me to be a/an
_______________  of  Wells  Fargo  Bank,  National  Association,  one  of  the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation,  and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ___________________________________
                                                     Notary Public

[Notarial Seal]

                                 EXHIBIT ONE

                   FORM OF CUSTODIAN INITIAL CERTIFICATION

                                                April  __, 20__

-------------------------------------------------------------------------------
JPMorgan Chase Bank                     Structured Asset Mortgage Investments
4 New York Plaza, 6th Floor             II Inc.
New York, New York 10004                383 Madison Avenue
                                        New York, New York 10179
-------------------------------------------------------------------------------
Attention: Structured Asset Mortgage Investments II Inc.
Bear Stearns ALT-A Trust 2004-6,  Mortgage Pass-Through  Certificates,  Series
2004-6

            Re:   Custodial Agreement,  dated as of June 30, 2004,
                  by and among  JPMorgan  Chase  Bank,  Structured
                  Asset Mortgage  Investments Inc. and Wells Fargo
                  Bank,  National  Association  relating  to  Bear
                  Stearns    ALT-A    Trust    2004-6,    Mortgage
                  Pass-Through Certificates, Series 2004-6

Ladies and Gentlemen:

            In accordance  with Section 2.3 of the  above-captioned  Custodial
Agreement,   and  subject  to  Section  2.02  of  the  Pooling  and  Servicing
Agreement,  the  undersigned,  as  Custodian,  hereby  certifies  that  it has received a Mortgage  File (which  contains an original  Mortgage  Note or lost note  affidavit)  to the extent  required  in Section  2.01 of the Pooling and
Servicing  Agreement with respect to each Mortgage Loan listed in the Mortgage
Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement.

                                          WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION

                                          By:
                                          Name:
                                          Title:

                                 EXHIBIT TWO

                   FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                _________, 20__

-------------------------------------------------------------------------------
JPMorgan Chase Bank                     Structured Asset Mortgage Investments
4 New York Plaza, 6th Floor             II Inc.
New York, New York 10004                383 Madison Avenue
                                        New York, New York 10179
-------------------------------------------------------------------------------
Attention:  Structured Asset Mortgage Investments II Inc.
Bear Stearns ALT-A Trust 2004-6, Mortgage Pass-Through Certificates, Series
2004-6

            Re: Custodial Agreement, dated as of June 30, 2004,
                by and among JPMorgan Chase Bank, Structured
                Asset Mortgage Investments II Inc. and Wells
                Fargo Bank, National Association relating to Bear
                Stearns ALT-A Trust 2004-6, Mortgage Pass-Through
                Certificates, Series 2004-6

Ladies and Gentlemen:

            In accordance  with Section 2.3 of the  above-captioned  Custodial
Agreement,  the  undersigned,  as  Custodian,  hereby  certifies  that  it has received a Mortgage  File to the extent  required  pursuant to Section 2.01 of the Pooling and Servicing  Agreement with respect to each Mortgage Loan listed in the Mortgage Loan  Schedule,  and it has reviewed the Mortgage File and the
Mortgage Loan Schedule and has determined  that:  all required  documents have been  executed and received  and that such  documents  related to the Mortgage
Loans identified on the Mortgage Loan Schedule,  with any exceptions listed on
Schedule A attached hereto.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement.

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION

                                    By:
                                    Name:
                                    Title:

                                EXHIBIT THREE

                    FORM OF CUSTODIAN FINAL CERTIFICATION

                                                __________, 20__

-------------------------------------------------------------------------------
JPMorgan Chase Bank                     Structured Asset Mortgage Investments
4 New York Plaza, 6th Floor             II Inc.
New York, New York 10004                383 Madison Avenue
                                        New York, New York 10179
-------------------------------------------------------------------------------
Attention: Structured Asset Mortgage Investments II Inc.
Bear Stearns ALT-A Trust 2004-6, Mortgage Pass-Through Certificates, Series
2004-6

            Re: Custodial Agreement, dated as of June 30, 2004,
                by and among JPMorgan Chase Bank, Structured
                Asset Mortgage Investments Inc. and Wells Fargo
                Bank, National Association relating to Bear
                Stearns ALT-A Trust 2004-6, Mortgage Pass-Through
                Certificates, Series 2004-6

Ladies and Gentlemen:

            In accordance  with Section 2.3 of the  above-captioned  Custodial
Agreement  and  subject  to  Section  2.02(b)  of the  Pooling  and  Servicing
Agreement,  the undersigned,  as Custodian,  hereby certifies that, subject to any  exceptions  listed on  Schedule  A  attached  hereto,  it has  received a
Mortgage  File with respect to each  Mortgage Loan listed in the Mortgage Loan
Schedule containing with respect to each such Mortgage Loan:

            (i) The original  Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements  from the  originator  thereof to the Person  endorsing it to the Trustee or a lost note affidavit together with a copy of the related Mortgage Note;

            (ii)  the original  Mortgage and, if the related  Mortgage Loan is a MOM Loan, noting the presence of the MIN and language  indicating that such Mortgage Loan is a MOM Loan,  which shall have been recorded (or if the original is not available,  a copy), with evidence of such recording indicated thereon;

            (iii) unless the Mortgage Loan is a MOM Loan, a certified  copy of the  assignment  (which  may be in the form of a blanket  assignment  if permitted  in the  jurisdiction  in  which  the  Mortgaged  Property  is located)  to  "JPMorgan  Chase  Bank,  as  Trustee,"  with  evidence  of recording  with respect to each Mortgage Loan in the name of the Trustee thereon;

            (iv)  all intervening  assignments of the Security Instrument,  if applicable and only to the extent  available to the Seller with evidence of recording thereon;

            (v) the  original  or a  copy  of the  policy  or  certificate  of primary mortgage guaranty insurance, to the extent available, if any,

            (vi)  the  original  policy  of  title  insurance  or  mortgagee's certificate  of title  insurance  or  commitment  or  binder  for  title insurance, and

            (vii) originals of all modification agreements,  if applicable and available.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement or in the Pooling and Servicing Agreement, as applicable.

                                                WELLS  FARGO  BANK,   NATIONAL
                                                ASSOCIATION

                                                By:
                                                Name:
                                                Title:

                                                                   EXHIBIT H-1

                     BANK OF AMERICA SERVICING AGREEMENT

                           (Provided Upon Request)

                                                                   EXHIBIT H-2

                         CENDANT SERVICING AGREEMENT

                           (Provided Upon Request)

                                                                   EXHIBIT H-3

                       CHEVY CHASE SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-4

                       COUNTRYWIDE SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-5

                           EMC SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-6

                         EVERHOME SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-7

                           GMAC SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-8

                        GREENPOINT SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-9

                       MELLON TRUST SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                  EXHIBIT H-10

                      NATIONAL CITY SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                  EXHIBIT H-11

                        UNIVERSAL SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                  EXHIBIT H-12

                           WAMU SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                  EXHIBIT H-13

                       WELLS FARGO SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                     EXHIBIT I

                             ASSIGNMENT AGREEMENTS

                            (See Tabs 7 through 18)

                                                                     EXHIBIT J

                   FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

                       MORTGAGE LOAN PURCHASE AGREEMENT

                                   between

                           EMC MORTGAGE CORPORATION

                           as Mortgage Loan Seller

                                     and

                STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                 as Purchaser

                                 Dated as of

                                June 30, 2004

                               TABLE OF CONTENTS
                                                                          Page
SECTION 1.    Definitions....................................................1
SECTION 2.    Purchase and Sale of the Mortgage Loans and Related
              Ri3hts.

SECTION 7.    Representations and Warranties of Mortgage Loan Seller
              Concerning the
                          Mortgage Loans.....................................8
SECTION 8.    Representations and Warranties Concerning the Mortgage

SECTION 17.  Representations, Warranties and Agreements to Survive

  EXHIBIT 2       MORTGAGE LOAN SCHEDULE INFORMATION.....................E-2-1

  EXHIBIT 6       Standard & Poor's LEVELS® Glossary, Version 5.6 Revised,

                           EXHIBITS AND SCHEDULE TO
                       MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1   Contents of Mortgage File
Exhibit 2   Mortgage Loan Schedule Information
Exhibit 3   Mortgage Loan Seller's Information
Exhibit 4   Purchaser's Information
Exhibit 5   Schedule of Lost Notes
Schedule A  Required Ratings for Each Class of Certificates
Schedule B  Mortgage Loan Schedule

                                      13

                       MORTGAGE LOAN PURCHASE AGREEMENT

            MORTGAGE  LOAN PURCHASE  AGREEMENT,  dated as of June 30, 2004, as amended and supplemented by any and all amendments hereto  (collectively,  the
"Agreement"),  by and between EMC MORTGAGE CORPORATION, a Delaware corporation
(the  "Mortgage Loan Seller"),  and STRUCTURED  ASSET MORTGAGE  INVESTMENTS II
INC., a Delaware corporation (the "Purchaser").

            Upon the terms and subject to the  conditions  of this  Agreement, the  Mortgage  Loan  Seller  agrees  to  sell,  and the  Purchaser  agrees  to purchase,  certain  conventional,  first lien mortgage loans secured primarily by one- to four-family  residential properties  (collectively,  the "Mortgage
Loans") as described  herein.  The  Purchaser  intends to deposit the Mortgage
Loans into a trust fund (the  "Trust  Fund") and  create  Bear  Stearns  ALT-A
Trust,    Mortgage    Pass-Through    Certificates,    Series    2004-6   (the
"Certificates"),  under a pooling and servicing  agreement,  to be dated as of
June 1, 2004 (the "Pooling and Servicing Agreement"),  among the Purchaser, as seller,  Wells  Fargo  Bank,  National  Association,  as master  servicer  and securities administrator,  JPMorgan Chase Bank, as trustee (the "Trustee") and
EMC Mortgage Corporation.

            The  Purchaser  has  filed  with  the   Securities   and  Exchange
Commission  (the  "Commission")  a registration  statement on Form S-3 (Number
333-115122)  relating  to  its  Mortgage  Pass-Through  Certificates  and  the
offering  of  certain  series  thereof   (including  certain  classes  of  the
Certificates)  from  time  to time in  accordance  with  Rule  415  under  the
Securities  Act of 1933,  as  amended,  and the rules and  regulations  of the
Commission  promulgated  thereunder (the "Securities  Act"). Such registration statement,  when  it  became  effective  under  the  Securities  Act,  and the prospectus  relating  to  the  public  offering  of  certain  classes  of  the
Certificates  by the Purchaser (the "Public  Offering"),  as from time to time each is amended or  supplemented  pursuant to the Securities Act or otherwise, are referred to herein as the  "Registration  Statement" and the "Prospectus,"
respectively.  The "Prospectus  Supplement" shall mean that supplement,  dated
June 29,  2004 to the  Prospectus,  dated May 14,  2004,  relating  to certain classes of the  Certificates.  With respect to the Public  Offering of certain classes  of the  Certificates,  the  Purchaser  and Bear,  Stearns & Co.  Inc.
("Bear  Stearns")  have  entered into a terms  agreement  dated as of June 29,
2004 to an underwriting  agreement dated July 29, 2003,  between the Purchaser and Bear Stearns (collectively, the "Underwriting Agreement").

            Now,  therefore,  in  consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

            SECTION 1.  Definitions.   Certain   terms  are  defined   herein.
Capitalized  terms used herein but not defined  herein shall have the meanings specified in the Pooling and Servicing  Agreement.  The following  other terms are defined as follows:

            Acquisition  Price:  Cash in an amount equal to $__________  (plus
$_______ in accrued interest)1.

            Bear Stearns: Bear, Stearns & Co. Inc.

            Closing Date: June 30, 2004.

            Cut-off Date: June 1, 2004.

            Cut-off Date Balance: $860,560,954.

            Deleted  Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Substitute Mortgage Loan.

            Due Date:  With respect to each  Mortgage  Loan,  the date in each month on which its  Scheduled  Payment  is due,  if such due date is the first day of a month,  and  otherwise is deemed to be the first day of the following month or such other date specified in the related Servicing Agreement.

            Master Servicer: Wells Fargo Bank, National Association.

            Moody's:  Moody's  Investors  Service,  Inc., or its successors in interest.

            Mortgage:  The mortgage or deed of trust  creating a first lien on an interest in real property securing a Mortgage Note.

            Mortgage  File: The items referred to in Exhibit 1 pertaining to a particular Mortgage Loan and any additional  documents required to be added to such  documents  pursuant  to this  Agreement  or the  Pooling  and  Servicing
Agreement.

            Mortgage  Interest  Rate:  The annual rate of interest  borne by a
Mortgage Note as stated therein.

            Mortgagor: The obligor(s) on a Mortgage Note.

            Opinion  of  Counsel:  A written  opinion of  counsel,  who may be counsel for the Mortgage Loan Seller or the Purchaser,  reasonably  acceptable to the Trustee.

            Person: Any legal person,  including any individual,  corporation,
partnership,   joint  venture,   association,   joint  stock  company,  trust,
unincorporated   organization   or  government  or  any  agency  or  political
subdivision thereof.

            Purchase  Price:  With  respect  to  any  Mortgage  Loan  (or  any property  acquired with respect  thereto)  required to be  repurchased  by the
Mortgage Loan Seller  pursuant to this  Agreement or Article II of the Pooling and  Servicing  Agreement,  an amount  equal to the sum of (i)(a)  100% of the
Outstanding  Principal  Balance  of  such  Mortgage  Loan  as of the  date  of repurchase  (or if the related  Mortgaged  Property was acquired  with respect thereto,  100%  of  the  Outstanding  Principal  Balance  at the  date  of the acquisition),  plus  (b)  accrued  but  unpaid  interest  on  the  Outstanding
Principal  Balance  at  the  related  Mortgage  Interest  Rate,   through  and
including  the last day of the month of  repurchase,  and  reduced  by (c) any portion of the Master  Servicing  Compensation,  Monthly Advances and advances payable to the  purchaser of the Mortgage  Loan and (ii) any costs and damages
(if any)  incurred  by the  Trust in  connection  with any  violation  of such
Mortgage Loan of any anti-predatory lending laws.

            Rating  Agencies:  Standard & Poor's and Moody's,  each a "Rating
Agency."

            Securities Act: The Securities Act of 1933, as amended.

            Security  Instrument:  A written instrument creating a valid first lien on a  Mortgaged  Property  securing  a  Mortgage  Note,  which may be any applicable  form of mortgage,  deed of trust,  deed to secure debt or security deed, including any riders or addenda thereto.

            Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successors in interest.

            Substitute  Mortgage  Loan:  A  mortgage  loan  substituted  for a
Deleted  Mortgage  Loan which must meet on the date of such  substitution  the requirements  stated herein and in the Pooling and Servicing  Agreement;  upon such substitution, such mortgage loan shall be a "Mortgage Loan" hereunder.

            Value:  The  value  of  the  Mortgaged  Property  at the  time  of origination of the related  Mortgage Loan,  such value being the lesser of (i)
the  value  of  such  property  set  forth  in an  appraisal  accepted  by the applicable  originator  of the  Mortgage  Loan or (ii) the sales price of such property at the time of origination.

            SECTION 2.  Purchase and Sale of the  Mortgage  Loans and Related
Rights.

            (i)   Upon  satisfaction of the conditions set forth in Section 10 hereof,  the Mortgage Loan Seller agrees to sell, and the Purchaser  agrees to purchase Mortgage Loans having an aggregate  outstanding  principal balance as of the Cut-off Date equal to the Cut-off Date Balance.

            (ii)  The closing for the purchase and sale of the Mortgage  Loans and the closing for the  issuance of the  Certificates  will take place on the
Closing Date at the office of the  Purchaser's  counsel in New York,  New York or such other place as the parties shall agree.

            (iii) Upon  the  satisfaction  of  the  conditions  set  forth  in
Section  10  hereof,  on the  Closing  Date,  the  Purchaser  shall pay to the
Mortgage  Loan  Seller  the  Acquisition  Price  for  the  Mortgage  Loans  in
immediately  available  funds by wire  transfer to such account or accounts as shall be designated by the Mortgage Loan Seller.

            (iv)  In  addition  to the  foregoing,  on the  Closing  Date  the
Mortgage  Loan Seller  assigns to the  Purchaser  all of its right,  title and interest  in the  Servicing  Agreements  (other  than its right to enforce the representations and warranties set forth therein).

            SECTION 3.  Mortgage  Loan  Schedules.  The  Mortgage  Loan Seller
agrees  to  provide  to the  Purchaser  as of the date  hereof  a  preliminary listing of the  Mortgage  Loans (the  "Preliminary  Mortgage  Loan  Schedule")
setting  forth the  information  listed on  Exhibit 2 to this  Agreement  with respect to each of the Mortgage  Loans being sold by the Mortgage Loan Seller.
If there are changes to the Preliminary  Mortgage Loan Schedule,  the Mortgage
Loan Seller  shall  provide to the  Purchaser  as of the Closing  Date a final schedule (the "Final  Mortgage Loan  Schedule")  setting forth the information listed on Exhibit 2 to this  Agreement  with  respect to each of the  Mortgage
Loans  being sold by the  Mortgage  Loan  Seller to the  Purchaser.  The Final
Mortgage  Loan  Schedule  shall be delivered  to the  Purchaser on the Closing
Date,  shall be attached to an amendment  to this  Agreement to be executed on the  Closing  Date by the  parties  hereto and shall be in form and  substance mutually  agreed  to by the  Mortgage  Loan  Seller  and  the  Purchaser  (the
"Amendment").  If  there  are no  changes  to the  Preliminary  Mortgage  Loan
Schedule,  the Preliminary  Mortgage Loan Schedule shall be the Final Mortgage
Loan Schedule for all purposes hereof.

            SECTION 4.  Mortgage Loan Transfer.

            (i)   The Purchaser will be entitled to all scheduled  payments of principal  and  interest  on the  Mortgage  Loans due after the  Cut-off  Date
(regardless of when actually  collected) and all payments thereon,  other than scheduled  principal  and  interest,  received  after the  Cut-off  Date.  The
Mortgage Loan Seller will be entitled to all  scheduled  payments of principal and  interest  on  the  Mortgage  Loans  due on or  before  the  Cut-off  Date
(including  payments  collected  after  the  Cut-off  Date)  and all  payments thereon,  other than scheduled  principal and interest,  received on or before the Cut-off Date. Such principal  amounts and any interest  thereon  belonging to the  Mortgage  Loan Seller as  described  above will not be included in the aggregate  outstanding  principal  balance  of the  Mortgage  Loans  as of the
Cut-off Date as set forth on the Final Mortgage Loan Schedule.

            (ii)  Pursuant to various  conveyancing  documents  to be executed on the Closing Date and pursuant to the Pooling and Servicing  Agreement,  the
Purchaser  will  assign  on the  Closing  Date  all of its  right,  title  and interest  in and to the  Mortgage  Loans to the Trustee for the benefit of the
Certificateholders.  In  connection  with the transfer and  assignment  of the
Mortgage  Loans,  the  Mortgage  Loan Seller has  delivered or will deliver or cause to be  delivered  to the Trustee by the Closing  Date or such later date as is agreed to by the  Purchaser  and the  Mortgage  Loan Seller (each of the
Closing Date and such later date is referred to as a "Mortgage  File Delivery
Date"), the items of each Mortgage File,  provided,  however,  that in lieu of the foregoing,  the Mortgage Loan Seller may deliver the following  documents, under the  circumstances set forth below: (x) in lieu of the original Security
Instrument,  assignments  to the Trustee or  intervening  assignments  thereof which  have been  delivered,  are being  delivered  or will,  upon  receipt of recording  information  relating  to the  Security  Instrument  required to be included  thereon,  be delivered to recording  offices for  recording and have not  been  returned  to the  Mortgage  Loan  Seller  in time to  permit  their delivery as specified  above, the Mortgage Loan Seller may deliver a true copy thereof with a certification by the Mortgage Loan Seller,  on the face of such copy,  substantially  as follows:  "Certified to be a true and correct copy of the original,  which has been  transmitted  for  recording" (y) in lieu of the
Security  Instrument,  assignments to the Trustee or  intervening  assignments thereof,  if  the  applicable  jurisdiction  retains  the  originals  of  such documents  (as evidenced by a  certification  from the Mortgage Loan Seller to such  effect)  the  Mortgage  Loan  Seller  may  deliver  photocopies  of such documents  containing  an  original  certification  by the  judicial  or other
governmental   authority  of  the  jurisdiction   where  such  documents  were
recorded;  and (z) in lieu of the  Mortgage  Notes  relating  to the  Mortgage
Loans,  each  identified in the list delivered by the Purchaser to the Trustee on the  Closing  Date and  attached  hereto as  Exhibit 5, the  Mortgage  Loan
Seller may deliver lost note  affidavits and  indemnities of the Mortgage Loan
Seller;  and provided  further,  however,  that in the case of Mortgage  Loans which  have  been  prepaid  in full  after the  Cut-off  Date and prior to the
Closing  Date,  the Mortgage  Loan  Seller,  in lieu of  delivering  the above documents,  may deliver to the Trustee a  certification  by the Mortgage  Loan
Seller or the Master  Servicer to such effect.  The Mortgage Loan Seller shall deliver such original documents  (including any original documents as to which certified  copies had previously been  delivered) or such certified  copies to the Trustee  promptly after they are received.  The Mortgage Loan Seller shall cause the Mortgage and intervening assignments,  if any, and the assignment of the  Security  Instrument  to be  recorded  not later  than 180 days after the
Closing Date,  unless such assignment is not required to be recorded under the terms set forth in Section 6(i) hereof.

            (iii) The  Mortgage  Loan  Seller  and the  Purchaser  acknowledge hereunder  that all of the  Mortgage  Loans  and the  related  servicing  will
ultimately   be  assigned  to  JPMorgan   Chase  Bank,   as  Trustee  for  the
Certificateholders, on the date hereof.

            SECTION 5.  Examination of Mortgage Files.

            (i)   On or before the Mortgage File Delivery  Date,  the Mortgage
Loan Seller will have made the Mortgage  Files  available to the  Purchaser or its agent for  examination  which may be at the  offices of the Trustee or the
Mortgage Loan Seller and/or the Mortgage  Loan  Seller's  custodian.  The fact that the  Purchaser  or its agent has  conducted  or has failed to conduct any partial or complete  examination  of the  Mortgage  Files shall not affect the
Purchaser's  rights to demand cure,  repurchase,  substitution or other relief as provided in this Agreement.  In furtherance of the foregoing,  the Mortgage
Loan Seller shall make the Mortgage  Files  available to the  Purchaser or its agent from time to time so as to permit the  Purchaser to confirm the Mortgage
Loan Seller's  compliance  with the delivery and  recordation  requirements of this  Agreement and the Pooling and  Servicing  Agreement.  In addition,  upon request of the  Purchaser,  the Mortgage  Loan Seller agrees to provide to the
Purchaser,  Bear Stearns and to any investors or prospective  investors in the
Certificates  information regarding the Mortgage Loans and their servicing, to make the Mortgage Files  available to the Purchaser,  Bear Stearns and to such investors  or  prospective  investors  (which  may  be at the  offices  of the
Mortgage Loan Seller and/or the Mortgage Loan Seller's  custodian) and to make available  personnel  knowledgeable  about the Mortgage Loans for  discussions with the Purchaser,  Bear Stearns and such investors or prospective investors, upon reasonable  request during regular  business hours,  sufficient to permit the  Purchaser,  Bear Stearns and such  investors  or  potential  investors to
conduct  such  due  diligence  as  any  such  party  reasonably   believes  is
appropriate.

            (ii)  Pursuant  to the  Pooling and  Servicing  Agreement,  on the
Closing  Date the  Trustee,  for the benefit of the  Certificateholders,  will review or cause the  Custodian to review  items of the  Mortgage  Files as set forth on Exhibit 1 and will  deliver or cause the  Custodian to deliver to the
Mortgage Loan Seller an initial  certification in the form attached as Exhibit
One to the Custodial Agreement.

            (iii) Pursuant to the Pooling and Servicing  Agreement,  within 90 days of the  Closing  Date,  the  Trustee  will  review  or  shall  cause  the
Custodian to review items of the Mortgage  Files as set forth on Exhibit 1 and will  deliver to the Mortgage  Loan Seller and the Master  Servicer an interim certification  substantially  in the  form  of  Exhibit  Two to the  Custodial
Agreement.

            (iv)  Pursuant to the Pooling and Servicing Agreement,  within 180 days of the Closing Date (or, with respect to any  Substitute  Mortgage  Loan, within  five  Business  Days  after the  receipt by the  Trustee or  Custodian thereof)  the Trustee  will review or cause the  Custodian  to review items of the Mortgage  Files as set forth on Exhibit 1 and will deliver to the Mortgage
Loan Seller and the Master  Servicer a final  certification  substantially  in the form of  Exhibit  Three to the  Custodial  Agreement.  If the  Trustee  is
unable to deliver a final  certification  with  respect to the items listed in
Exhibit 1 due to any  document  that is  missing,  has not been  executed,  is unrelated,  determined on the basis of the Mortgagor name,  original principal balance  and loan  number,  to the  Mortgage  Loans  identified  in the  Final
Mortgage Loan Schedule (a "Material  Defect"),  the Trustee or the  Custodian,
as its agent,  shall promptly notify the Mortgage Loan Seller of such Material
Defect.  The  Mortgage  Loan Seller  shall  correct or cure any such  Material
Defect  within  90 days  from  the date of  notice  from  the  Trustee  or the
Custodian,  as its agent,  of the  Material  Defect and if the  Mortgage  Loan
Seller does not correct or cure such  Material  Defect  within such period and
such  defect   materially   and   adversely   affects  the  interests  of  the
Certificateholders  in the related  Mortgage  Loan,  the Mortgage  Loan Seller will,  in accordance  with the terms of the Pooling and  Servicing  Agreement, within 90 days of the date of notice,  provide the Trustee  with a  Substitute
Mortgage  Loan (if  within  two years of the  Closing  Date) or  purchase  the related  Mortgage Loan at the  applicable  Purchase  Price;  provided that, if such  defect  would  cause the  Mortgage  Loan to be other  than a  "qualified mortgage"  as  defined  in  Section  860G(a)(3)  of the Code,  any such  cure, repurchase  or  substitution  must  occur  within  90 days  from the date such breach was discovered;  provided,  however, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original  security instrument or  intervening  assignments  thereof,  or a certified copy because the originals of such  documents,  or a certified copy, have not been returned by  the  applicable  jurisdiction,  the  Mortgage  Loan  Seller  shall  not be required to purchase such  Mortgage Loan if the Mortgage Loan Seller  delivers such original  documents or certified  copy  promptly upon receipt,  but in no event later than 360 days after the Closing  Date.  The  foregoing  repurchase obligation  shall not apply in the event that the Mortgage  Loan Seller cannot deliver such  original or copy of any document  submitted for recording to the appropriate  recording  office in the  applicable  jurisdiction  because  such document  has not been  returned by such  office;  provided  that the Mortgage
Loan  Seller  shall  instead  deliver a  recording  receipt of such  recording office or, if such receipt is not  available,  a certificate  of Mortgage Loan
Seller  or a  Servicing  Officer  confirming  that  such  documents  have been accepted for recording,  and delivery to the Trustee or the Custodian,  as its agent,  shall be effected by the Mortgage  Loan Seller  within  thirty days of its receipt of the original recorded document.

            (v)   At the time of any  substitution,  the Mortgage  Loan Seller shall  deliver or cause to be delivered  the  Substitute  Mortgage  Loan,  the related  Mortgage  File and any other  documents  and payments  required to be delivered  in  connection  with a  substitution  pursuant  to the  Pooling and
Servicing Agreement. At the time of any purchase or substitution,  the Trustee shall  (i)  assign  to the  Mortgage  Loan  Seller  and  release  or cause the
Custodian  to  release  the  documents  (including,  but not  limited  to, the
Mortgage,  Mortgage  Note and  other  contents  of the  Mortgage  File) in its possession  or in the  possession  of the  Custodian  relating  to the Deleted
Mortgage  Loan and (ii)  execute and deliver such  instruments  of transfer or assignment,  in each case without  recourse,  as shall be necessary to vest in the Mortgage Loan Seller title to such Deleted Mortgage Loan.

            SECTION 6.  Recordation of Assignments of Mortgage.

            (i)   The Mortgage Loan Seller shall,  promptly  after the Closing
Date,  cause each  Mortgage and each  assignment of Mortgage from the Mortgage
Loan Seller to the Trustee,  and all unrecorded  intervening  assignments,  if any,  delivered  on or  prior  to the  Closing  Date,  to be  recorded  in all recording offices in the jurisdictions where the related Mortgaged  Properties are located; provided,  however, the Mortgage Loan Seller need not cause to be recorded  any  assignment  which  relates  to a  Mortgage  Loan  if  (a)  such recordation  is not  required by the Rating  Agencies or an Opinion of Counsel has been  provided to the Trustee  which states that the  recordation  of such assignment is not  necessary to protect the Trustee's  interest in the related
Mortgage  Loan  or (b)  MERS  is  identified  on the  Mortgage  or a  properly recorded  assignment  of the  Mortgage,  as the  Mortgagee of record solely as nominee  for  the  Mortgage  Loan  Seller  and  its  successors  and  assigns;
provided,  however,  notwithstanding  the  delivery of any Opinion of Counsel, each  assignment of Mortgage  shall be submitted for recording by the Mortgage
Loan Seller in the manner  described above, at no expense to the Trust Fund or
Trustee,  upon  the  earliest  to  occur of (i)  reasonable  direction  by the
Holders of Certificates  evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust,  (ii) the  occurrence  of an Event of Default,
(iii) the occurrence of a bankruptcy,  insolvency or  foreclosure  relating to the Mortgage Loan Seller and (iv) the  occurrence  of a servicing  transfer as described in Section 8.02 of the Pooling and Servicing Agreement.

            While each such  Mortgage  or  assignment  is being  recorded,  if necessary,  the Mortgage  Loan Seller shall leave or cause to be left with the
Trustee a certified  copy of such Mortgage or  assignment.  In the event that, within 180 days of the Closing  Date,  the  Trustee  has not been  provided an
Opinion of Counsel as described  above or received  evidence of recording with respect to each  Mortgage  Loan  delivered  to the  Purchaser  pursuant to the terms  hereof or as set forth  above,  the  failure  to  provide  evidence  of recording or such Opinion of Counsel (in the  alternative,  if required) shall be considered a Material  Defect,  and the  provisions  of Section  5(iii) and
(iv)  shall  apply.  All  customary  recording  fees and  reasonable  expenses relating to the  recordation of the  assignments of mortgage to the Trustee or the Opinion of  Counsel,  as the case may be,  shall be borne by the  Mortgage
Loan Seller.

            (ii)  It is the  express  intent of the  parties  hereto  that the conveyance  of  the  Mortgage  Loans  by  the  Mortgage  Loan  Seller  to  the
Purchaser,  as  contemplated  by this Agreement be, and be treated as, a sale.
It is,  further,  not the  intention  of the parties that such  conveyance  be deemed a pledge  of the  Mortgage  Loans by the  Mortgage  Loan  Seller to the
Purchaser to secure a debt or other  obligation  of the Mortgage  Loan Seller.
However,  in the event that,  notwithstanding  the intent of the parties,  the
Mortgage  Loans are held by a court to continue to be property of the Mortgage
Loan  Seller,  then (a) this  Agreement  shall also be deemed to be a security agreement  within  the  meaning  of  Articles  9  of  the  applicable  Uniform
Commercial  Code;  (b) the transfer of the Mortgage  Loans provided for herein shall be deemed to be a grant by the Mortgage  Loan Seller to the Purchaser of a security  interest in all of the Mortgage  Loan  Seller's  right,  title and interest in and to the Mortgage  Loans and all amounts  payable to the holders of the Mortgage  Loans in  accordance  with the terms thereof and all proceeds of the  conversion,  voluntary or  involuntary,  of the  foregoing  into cash, instruments,  securities or other property,  to the extent the Purchaser would otherwise  be entitled to own such  Mortgage  Loans and  proceeds  pursuant to
Section 4 hereof,  including all amounts, other than investment earnings, from time to time held or invested in any accounts  created pursuant to the Pooling and Servicing Agreement, whether in the form of cash, instruments,  securities or other  property;  (c) the  possession  by the  Purchaser  or the Trustee of
Mortgage  Notes and such other items of property  as  constitute  instruments,
money,   negotiable   documents  or  chattel  paper  shall  be  deemed  to  be
"possession  by the secured  party" for  purposes of  perfecting  the security
interest   pursuant  to  Section  9-313  (or  comparable   provision)  of  the
applicable  Uniform  Commercial Code; and (d) notifications to persons holding such property,  and  acknowledgments,  receipts or confirmations  from persons holding such property,  shall be deemed  notifications to, or acknowledgments, receipts or confirmations from,  financial  intermediaries,  bailees or agents
(as  applicable) of the Purchaser for the purpose of perfecting  such security interest  under  applicable  law.  Any  assignment  of  the  interest  of  the
Purchaser  pursuant  to any  provision  hereof or  pursuant to the Pooling and
Servicing  Agreement  shall also be deemed to be an assignment of any security interest created hereby.  The Mortgage Loan Seller and the Purchaser shall, to the  extent  consistent  with  this  Agreement,  take such  actions  as may be reasonably  necessary to ensure that, if this  Agreement were deemed to create a security  interest in the Mortgage  Loans,  such security  interest would be deemed to be a perfected  security interest of first priority under applicable law and will be  maintained  as such  throughout  the term of the  Pooling and
Servicing Agreement.

            SECTION 7.  Representations  and  Warranties  of  Mortgage  Loan
Seller  Concerning  the  Mortgage  Loans.  The  Mortgage  Loan  Seller  hereby represents  and warrants to the Purchaser as of the Closing Date or such other date as may be specified  below with respect to each  Mortgage Loan being sold by it:

            (i)...the  information  set forth in the  Mortgage  Loan  Schedule hereto  is true and  correct  in all  material  respects  and the  information provided to the Rating Agencies,  including the Mortgage Loan level detail, is true and correct according to the Rating Agency requirements;

            (ii)..immediately  prior to the  transfer  to the  Purchaser,  the
Mortgage  Loan  Seller  was the sole owner of  beneficial  title and holder of each  Mortgage  and  Mortgage  Note  relating  to the  Mortgage  Loans  and is conveying  the  same to the  Purchaser  free and  clear of any and all  liens, claims, encumbrances,  participation interests,  equities, pledges, charges or security  interests of any nature and the Mortgage  Loan Seller has full right and authority to sell or assign the same pursuant to this Agreement;

            (iii).each  Mortgage  Loan at the time it was made complied in all material  respects  with  all  applicable  laws  and  regulations,  including, without limitation, usury, equal credit opportunity,  disclosure and recording laws and all predatory  lending laws; and each Mortgage Loan has been serviced
in  all  material   respects  in  accordance  with  all  applicable  laws  and regulations,  including, without limitation,  usury, equal credit opportunity, disclosure and recording laws and all predatory  lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;

            (iv)..there is no monetary  default existing under any Mortgage or the related  Mortgage  Note and there is no  material  event  which,  with the passage  of time or  with  notice  and the  expiration  of any  grace  or cure period,  would  constitute  a default,  breach or event of  acceleration;  and neither the Mortgage Loan Seller,  any of its  affiliates  nor any servicer of any related  Mortgage  Loan has taken any action to waive any default,  breach or event of  acceleration;  no  foreclosure  action is  threatened or has been commenced with respect to the Mortgage Loan;

            (v)...the terms of the  Mortgage  Note and the  Mortgage  have not been impaired,  waived, altered or modified in any respect,  except by written instruments,  (i) if required by law in the  jurisdiction  where the Mortgaged
Property  is  located,  or (ii) to protect  the  interests  of the  Trustee on behalf of the Certificateholders;

            (vi)..no selection  procedure  reasonably believed by the Mortgage
Loan  Seller to be  adverse to the  interests  of the  Certificateholders  was utilized in selecting the Mortgage Loans;

            (vii).each Mortgage is a valid and  enforceable  first lien on the property  securing the related  Mortgage Note and each  Mortgaged  Property is owned by the  Mortgagor in fee simple  (except with respect to common areas in the case of  condominiums,  PUDs and de minimis  PUDs) or by  leasehold  for a term  longer than the term of the related  Mortgage,  subject  only to (i) the
lien  of  current  real  property  taxes  and  assessments,   (ii)  covenants,
conditions  and  restrictions,  rights of way,  easements and other matters of public record as of the date of recording of such  Mortgage,  such  exceptions being  acceptable to mortgage lending  institutions  generally or specifically reflected in the appraisal  obtained in connection with the origination of the related  Mortgage Loan or referred to in the lender's title  insurance  policy delivered  to the  originator  of the  related  Mortgage  Loan and (iii) other matters to which like properties are commonly  subject which do not materially interfere  with the benefits of the  security  intended to be provided by such
Mortgage;

            (viii)      there is no mechanics'  lien or claim for work,  labor
or material  affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with,  the lien of such Mortgage  except those which are  insured  against by the title  insurance  policy  referred  to in (xiiii)
below;

            (ix)..as of the Cut-off  Date,  to the best of the  Mortgage  Loan
Seller's  knowledge,  there was no delinquent  tax or assessment  lien against the  property  subject  to any  Mortgage,  except  where  such  lien was being contested  in good faith and a stay had been  granted  against  levying on the property;

            (x)...there is no valid  offset,  defense or  counterclaim  to any
Mortgage Note or Mortgage,  including  the  obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

            (xi)..to the best of the Mortgage Loan Seller's knowledge,  except to the  extent  insurance  is in place  which  will  cover  such  damage,  the physical  property  subject to any Mortgage is free of material  damage and is in good repair and there is no proceeding  pending or threatened for the total or partial condemnation of any Mortgaged Property;

            (xii).to the best of the Mortgage  Loan  Seller's  knowledge,  the
Mortgaged  Property and all improvements  thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

            (xiii)      a lender's title insurance  policy (on an ALTA or CLTA
form)  or  binder,  or other  assurance  of title  customary  in the  relevant jurisdiction  therefor in a form  acceptable to Fannie Mae or Freddie Mac, was issued on the date that each  Mortgage  Loan was created by a title  insurance company  which,  to the best of the  Mortgage  Loan  Seller's  knowledge,  was qualified  to do business  in the  jurisdiction  where the  related  Mortgaged
Property is located,  insuring the Mortgage Loan Seller and its successors and assigns that the Mortgage is a first  priority  lien on the related  Mortgaged
Property in the original  principal  amount of the Mortgage Loan. The Mortgage
Loan Seller is the sole insured under such lender's  title  insurance  policy, and such  policy,  binder or  assurance is valid and remains in full force and
effect,  and  each  such  policy,   binder  or  assurance  shall  contain  all
applicable  endorsements  including a negative  amortization  endorsement,  if applicable;

            (xiv).at the time of origination,  each Mortgaged Property was the subject of an appraisal  which conformed to the  underwriting  requirements of the originator of the Mortgage Loan;

            (xv)..as of the Closing Date, the  improvements  on each Mortgaged
Property  securing  a  Mortgage  Loan  are  insured  (by an  insurer  which is acceptable to the Mortgage Loan Seller)  against loss by fire and such hazards as are covered under a standard  extended  coverage  endorsement in the locale in which the  Mortgaged  Property is located,  in an amount  which is not less than the lesser of the maximum  insurable value of the  improvements  securing such Mortgage Loan or the outstanding  principal balance of the Mortgage Loan, but in no event in an amount  less than an amount  that is required to prevent the  Mortgagor  from  being  deemed  to be a  co-insurer  thereunder;  if  the improvement  on the Mortgaged  Property is a condominium  unit, it is included under the coverage  afforded by a blanket policy for the condominium  project;
if upon  origination of the related  Mortgage Loan,  the  improvements  on the
Mortgaged Property were in an area identified as a federally  designated flood area,  a  flood  insurance  policy  is in  effect  in an  amount  representing coverage not less than the least of (i) the outstanding  principal  balance of the Mortgage Loan, (ii) the restorable  cost of  improvements  located on such
Mortgaged  Property or (iii) the maximum coverage available under federal law;
and  each  Mortgage  obligates  the  Mortgagor   thereunder  to  maintain  the
insurance referred to above at the Mortgagor's cost and expense;

            (xvi).each Mortgage Loan constitutes a "qualified  mortgage" under
Section   860G(a)(3)(A)   of  the  Code  and   Treasury   Regulation   Section
1.860G-2(a)(1), (2), (4), (5) and (6);

            (xvii)      each Mortgage  Loan was  originated or funded by (a) a
savings and loan  association,  savings bank,  commercial bank,  credit union, insurance  company or similar  institution which is supervised and examined by a federal or state  authority (or originated by (i) a subsidiary of any of the foregoing  institutions  which subsidiary is actually  supervised and examined by applicable regulatory  authorities or (ii) a mortgage loan correspondent of any  of the  foregoing  and  that  was  originated  pursuant  to the  criteria established  by any of the  foregoing)  or  (b) a  mortgagee  approved  by the
Secretary  of Housing and Urban  Development  pursuant to Sections 203 and 211 of the National Housing Act, as amended;

            (xviii)     none of the  Mortgage  Loans are (a) loans  subject to
12 CFR Part 226.31,  12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z,
the  regulation  implementing  TILA,  which  implements the Home Ownership and
Equity Protection Act of 1994, as amended;

            (xix).no Mortgage Loan is a "high cost loan" or "covered  loan" as applicable (as such terms are defined in Standard & Poor's  LEVELS®  Glossary,
Version 5.6 Revised,  Appendix E, attached hereto as Exhibit 6 and no Mortgage
Loan  originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

            (xx)..the  information  set forth in Schedule A of the  Prospectus
Supplement  with  respect  to the  Mortgage  Loans is true and  correct in all material respects;

            (xxi).each  Mortgage Loan was  originated  in accordance  with the underwriting guidelines of the related originator;

            (xxii)      each original  Mortgage has been recorded or is in the
process of being recorded in accordance with the  requirements of Section 2.01 of the  Pooling  and  Servicing  Agreement  in the  appropriate  jurisdictions wherein  such  recordation  is required  to perfect  the lien  thereof for the benefit of the Trust Fund;

            (xxiii)     the  related   Mortgage  File  contains  each  of  the
documents and instruments  listed in Section 2.01 of the Pooling and Servicing
Agreement, subject to any exceptions,  substitutions and qualifications as are set forth in such Section;

            (xxiv)      the Mortgage  Loans are  currently  being  serviced in
accordance with accepted servicing practices; and

            (xxv).at the time of origination,  each Mortgaged Property was the subject of an appraisal  which conformed to the  underwriting  requirements of the  originator of the Mortgage Loan, and the appraisal is in a form which was acceptable to Fannie Mae or FHLMC at the time of origination.

            It  is  understood  and  agreed  that  the   representations   and
warranties  set  forth in this  Section  7 will  inure to the  benefit  of the
Purchaser,  its successors  and assigns,  notwithstanding  any  restrictive or qualified  endorsement  on any Mortgage  Note or assignment of Mortgage or the examination of any Mortgage File. Upon any  substitution  for a Mortgage Loan, the  representations and warranties set forth above shall be deemed to be made by the Mortgage Loan Seller as to any Substitute  Mortgage Loan as of the date of substitution.

            Upon  discovery or receipt of notice by the Mortgage  Loan Seller, the Purchaser or the Trustee of a breach of any  representation or warranty of the  Mortgage  Loan Seller set forth in this  Section 7 which  materially  and
adversely   affects  the  value  of  the  interests  of  the  Purchaser,   the
Certificateholders  or the Trustee in any of the Mortgage  Loans  delivered to the Purchaser  pursuant to this Agreement,  the party discovering or receiving notice of such breach shall give prompt written  notice to the others.  In the case of any such  breach of a  representation  or  warranty  set forth in this
Section 7,  within 90 days from the date of  discovery  by the  Mortgage  Loan
Seller,  or the date  the  Mortgage  Loan  Seller  is  notified  by the  party discovering or receiving  notice of such breach  (whichever  occurs  earlier), the Mortgage  Loan Seller will (i) cure such breach in all material  respects,
(ii) purchase the affected  Mortgage Loan at the applicable  Purchase Price or
(iii) if  within  two  years of the  Closing  Date,  substitute  a  qualifying
Substitute  Mortgage Loan in exchange for such Mortgage Loan. The  obligations of the  Mortgage  Loan Seller to cure,  purchase or  substitute  a  qualifying
Substitute  Mortgage Loan shall constitute the Purchaser's,  the Trustee's and the  Certificateholder's  sole and exclusive  remedies under this Agreement or otherwise  respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans,  except for the obligation of the Mortgage Loan
Seller to indemnify  the Purchaser for such breach as set forth in and limited by Section 13 hereof.

            Any cause of action  against the Mortgage  Loan Seller or relating
to  or  arising  out  of  a  breach  by  the  Mortgage   Loan  Seller  of  any
representations  and warranties  made in this Section 7 shall accrue as to any
Mortgage  Loan upon (i)  discovery of such breach by the Mortgage  Loan Seller or notice  thereof by the party  discovering  such breach and (ii)  failure by the Mortgage  Loan Seller to cure such breach,  purchase such Mortgage Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

             SECTION 8. Representations   and   Warranties   Concerning  the
Mortgage Loan Seller.  As of the date hereof and as of the Closing  Date,  the
Mortgage Loan Seller  represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

            (i)   the  Mortgage  Loan  Seller  (i)  is  a   corporation   duly
organized,  validly  existing and in good standing under the laws of the State of Delaware and (ii) is qualified  and in good standing to do business in each jurisdiction where such  qualification is necessary,  except where the failure so to qualify  would not  reasonably  be expected  to have a material  adverse effect on the Mortgage  Loan  Seller's  business as presently  conducted or on the  Mortgage  Loan  Sellers  ability  to enter  into  this  Agreement  and to consummate the transactions contemplated hereby;

            (ii)  the  Mortgage  Loan Seller has full  corporate  power to own its  property,  to carry on its business as presently  conducted  and to enter into and perform its obligations under this Agreement;

            (iii) the  execution  and delivery by the Mortgage  Loan Seller of this Agreement have been duly  authorized by all necessary  action on the part of the Mortgage  Loan Seller;  and neither the  execution and delivery of this
Agreement,  nor the consummation of the transactions herein contemplated,  nor compliance  with the  provisions  hereof,  will  conflict  with or result in a breach of, or constitute a default  under,  any of the  provisions of any law, governmental  rule,  regulation,  judgment,  decree  or order  binding  on the
Mortgage  Loan  Seller or its  properties  or the  charter  or  by-laws of the
Mortgage  Loan Seller,  except  those  conflicts,  breaches or defaults  which would not  reasonably  be  expected to have a material  adverse  effect on the
Mortgage Loan Seller's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (iv)  the  execution,  delivery  and  performance  by the Mortgage
Loan  Seller  of this  Agreement  and  the  consummation  of the  transactions contemplated  hereby do not require the consent or approval  of, the giving of notice  to,  the  registration  with,  or the  taking of any  other  action in respect  of, any state,  federal or other  governmental  authority  or agency, except those consents, approvals,  notices,  registrations or other actions as have  already  been  obtained,  given  or made  and,  in  connection  with the recordation of the  Mortgages,  powers of attorney or assignments of Mortgages not yet completed;

            (v)   this  Agreement  has been duly executed and delivered by the
Mortgage Loan Seller and, assuming due  authorization,  execution and delivery by the Purchaser,  constitutes a valid and binding  obligation of the Mortgage
Loan Seller  enforceable  against it in accordance  with its terms (subject to applicable  bankruptcy  and  insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally);

            (vi)  there are no actions,  suits or  proceedings  pending or, to the  knowledge of the Mortgage  Loan Seller,  threatened  against the Mortgage
Loan Seller,  before or by any court,  administrative  agency,  arbitrator  or governmental body (i) with respect to any of the transactions  contemplated by this  Agreement or (ii) with respect to any other matter which in the judgment of the Mortgage Loan Seller will be determined  adversely to the Mortgage Loan
Seller  and  will  if  determined   adversely  to  the  Mortgage  Loan  Seller
materially and adversely  affect the Mortgage Loan Seller's ability to perform its obligations  under this Agreement;  and the Mortgage Loan Seller is not in default  with  respect  to any  order  of any  court,  administrative  agency, arbitrator or governmental  body so as to materially and adversely  affect the transactions contemplated by this Agreement; and

            (vii) the  Mortgage  Loan  Seller's  Information   (identified  in
Exhibit 3 hereof) does not include any untrue  statement of a material fact or omit to state a material fact necessary in order to make the statements  made, in light of the circumstances under which they were made, not misleading.

            SECTION 9.  Representations   and   Warranties   Concerning  the
Purchaser.  As of the date hereof and as of the Closing  Date,  the  Purchaser represents and warrants to the Mortgage Loan Seller as follows:

            (i)   the Purchaser (i) is a corporation  duly organized,  validly existing  and in good  standing  under the laws of the State of  Delaware  and
(ii)  is  qualified  and in  good  standing  as a  foreign  corporation  to do business in each jurisdiction  where such  qualification is necessary,  except where the  failure so to qualify  would not  reasonably  be expected to have a material adverse effect on the Purchaser's  business as presently conducted or on the Purchaser's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (ii)  the Purchaser has full corporate  power to own its property, to carry on its business as presently  conducted and to enter into and perform its obligations under this Agreement;

            (iii) the   execution  and  delivery  by  the  Purchaser  of  this
Agreement have been duly authorized by all necessary  corporate  action on the part  of the  Purchaser;  and  neither  the  execution  and  delivery  of this
Agreement,  nor the consummation of the transactions herein contemplated,  nor compliance  with the  provisions  hereof,  will  conflict  with or result in a breach of, or constitute a default  under,  any of the  provisions of any law, governmental  rule,  regulation,  judgment,  decree  or order  binding  on the
Purchaser or its  properties  or the articles of  incorporation  or by-laws of the Purchaser,  except those  conflicts,  breaches or defaults which would not reasonably be expected to have a material  adverse  effect on the  Purchaser's ability  to enter  into this  Agreement  and to  consummate  the  transactions contemplated hereby;

            (iv)  the execution,  delivery and performance by the Purchaser of this Agreement and the  consummation of the transactions  contemplated  hereby do not  require  the  consent  or  approval  of,  the giving of notice to, the registration  with,  or the  taking of any other  action in  respect  of,  any state,  federal  or other  governmental  authority  or  agency,  except  those consents, approvals,  notices,  registrations or other actions as have already been obtained, given or made;

            (v)   this  Agreement  has been duly executed and delivered by the
Purchaser  and,  assuming  due  authorization,  execution  and delivery by the
Mortgage  Loan  Seller,  constitutes  a valid and  binding  obligation  of the
Purchaser  enforceable  against it in  accordance  with its terms  (subject to applicable  bankruptcy  and  insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally);

            (vi)  there are no actions,  suits or  proceedings  pending or, to the knowledge of the Purchaser,  threatened  against the Purchaser,  before or by any court,  administrative agency, arbitrator or governmental body (i) with respect to any of the  transactions  contemplated  by this  Agreement  or (ii)
with respect to any other matter which in the judgment of the  Purchaser  will be determined  adversely to the Purchaser and will if determined  adversely to the Purchaser  materially  and  adversely  affect the  Purchaser's  ability to perform its  obligations  under this  Agreement;  and the  Purchaser is not in default  with  respect  to any  order  of any  court,  administrative  agency, arbitrator or governmental  body so as to materially and adversely  affect the transactions contemplated by this Agreement; and

            (vii) the  Purchaser's   Information   (identified  in  Exhibit  4
hereof) does not include any untrue  statement  of a material  fact or omit to state a material  fact  necessary  in order to make the  statements  made,  in light of the circumstances under which they were made, not misleading.

            SECTION 10. Conditions to Closing.

            (1)...The  obligations of the Purchaser  under this Agreement will be  subject  to the  satisfaction,  on or prior to the  Closing  Date,  of the following conditions:

                  (a)   Each of the  obligations  of the Mortgage  Loan Seller
      required to be  performed  at or prior to the Closing  Date  pursuant to the terms of this Agreement  shall have been duly performed and complied
      with  in  all  material  respects;   all  of  the   representations  and
      warranties  of the Mortgage  Loan Seller under this  Agreement  shall be true  and  correct  as of the date or dates  specified  in all  material respects;  and no event shall have  occurred  which,  with notice or the passage of time,  would  constitute a default under this  Agreement,  or the  Pooling  and  Servicing  Agreement;  and the  Purchaser  shall have received  certificates  to that effect signed by authorized  officers of the Mortgage Loan Seller.

                  (b)   The   Purchaser   shall  have   received  all  of  the
      following  closing  documents,  in such  forms  as are  agreed  upon and
      reasonably   acceptable   to  the   Purchaser,   duly  executed  by  all
      signatories  other  than  the  Purchaser  as  required  pursuant  to the respective terms thereof:

                        (i)   If required  pursuant  to Section 3 hereof,  the
            Amendment dated as of the Closing Date and any documents  referred to therein;

                        (ii)  If required  pursuant  to Section 3 hereof,  the
            Final Mortgage Loan Schedule  containing the information set forth on Exhibit 2 hereto,  one copy to be attached to each  counterpart of the Amendment;

                        (iii) The Pooling  and  Servicing  Agreement,  in form
            and  substance  reasonably  satisfactory  to the  Trustee  and the
            Purchaser,  and all  documents  required  thereby duly executed by all signatories;

                        (iv)  A  certificate  of an  officer  of the  Mortgage
            Loan Seller  dated as of the Closing  Date,  in a form  reasonably acceptable to the  Purchaser,  and attached  thereto copies of the charter and by-laws of the  Mortgage  Loan Seller and  evidence as to the good  standing of the  Mortgage  Loan Seller  dated as of a recent date;

                        (v)   One  or  more   opinions  of  counsel  from  the
            Mortgage  Loan  Seller's  counsel  otherwise in form and substance reasonably  satisfactory  to the  Purchaser,  the Trustee and each
            Rating Agency;

                        (vi)  A  letter  from  each  of  the  Rating  Agencies
            giving  each  Class of  Certificates  set forth on  Schedule A the rating set forth on Schedule A; and

                        (vii) Such other  documents,  certificates  (including
            additional  representations and warranties) and opinions as may be reasonably  necessary  to secure the  intended  ratings  from each
            Rating Agency for the Certificates.

                  (c)   The  Certificates to be sold to Bear Stearns  pursuant
      to  the   Underwriting   Agreement  and  the  Purchase   Agreement,   if
      applicable, shall have been issued and sold to Bear Stearns.

                  (d)   The Mortgage  Loan Seller shall have  furnished to the
      Purchaser  such other  certificates  of its  officers or others and such other  documents and opinions of counsel to evidence  fulfillment of the
      conditions   set   forth  in  this   Agreement   and  the   transactions
      contemplated  hereby as the  Purchaser  and its counsel  may  reasonably request.

            (2)   The  obligations  of the  Mortgage  Loan  Seller  under this
Agreement  shall be subject to the  satisfaction,  on or prior to the  Closing
Date, of the following conditions:

                  (a)   The  obligations  of  the  Purchaser  required  to  be
      performed  by it on or prior to the Closing  Date  pursuant to the terms of this  Agreement  shall have been duly  performed and complied with in all material respects,  and all of the representations and warranties of the  Purchaser  under this  Agreement  shall be true and  correct in all material  respects as of the date hereof and as of the Closing Date, and no event shall have  occurred  which would  constitute a breach by it of the terms of this  Agreement,  and the  Mortgage  Loan Seller shall have received a certificate  to that effect  signed by an authorized  officer of the Purchaser.

                  (b)   The Mortgage  Loan Seller shall have  received  copies
      of all of the following closing  documents,  in such forms as are agreed upon  and  reasonably  acceptable  to the  Mortgage  Loan  Seller,  duly executed  by all  signatories  other than the  Mortgage  Loan  Seller as required pursuant to the respective terms thereof:

                        (i)   If required  pursuant  to Section 3 hereof,  the
            Amendment dated as of the Closing Date and any documents  referred to therein;

                        (ii)  The Pooling  and  Servicing  Agreement,  in form
            and  substance  reasonably   satisfactory  to  the  Mortgage  Loan
            Seller,  and all documents  required  thereby duly executed by all signatories;

                        (iii) A  certificate  of an officer  of the  Purchaser
            dated as of the Closing Date, in a form  reasonably  acceptable to the Mortgage  Loan  Seller,  and  attached  thereto  copies of the
            Purchaser's  articles of incorporation  and by-laws,  and evidence as to the  good  standing  of the  Purchaser  dated as of a recent date;

                        (iv)  One  or  more   opinions  of  counsel  from  the
            Purchaser's counsel in form and substance reasonably  satisfactory to the Mortgage Loan Seller; and

                        (v)   Such other  documents,  certificates  (including
            additional  representations and warranties) and opinions as may be reasonably  necessary  to secure  the  intended  rating  from each
            Rating Agency for the Certificates.

            SECTION 11. Fees and Expenses.  Subject to Section 16 hereof,  the
Mortgage  Loan Seller  shall pay on the Closing Date or such later date as may be agreed to by the  Purchaser  (i) the fees and expenses of the Mortgage Loan
Seller's  attorneys and the  reasonable  fees and expenses of the  Purchaser's attorneys,  (ii) the fees and expenses of Deloitte & Touche LLP, (iii) the fee for the use of  Purchaser's  Registration  Statement  based  on the  aggregate original  principal  amount  of the  Certificates  and the  filing  fee of the
Commission  as in effect on the date on which the  Registration  Statement was declared  effective,  (iv) the fees and expenses including  counsel's fees and expenses in connection with any "blue sky" and legal investment  matters,  (v)
the fees and expenses of the Trustee  which shall include  without  limitation the fees and  expenses of the Trustee (and the fees and  disbursements  of its counsel) with respect to (A) legal and document review of this Agreement,  the
Pooling and Servicing Agreement, the Certificates and related agreements,  (B)
attendance  at the  Closing  and  (C)  review  of  the  Mortgage  Loans  to be performed  by the  Trustee,  (vi)  the  expenses  for  printing  or  otherwise reproducing the  Certificates,  the Prospectus and the Prospectus  Supplement,
(vii) the fees and expenses of each Rating  Agency (both initial and ongoing),
(viii) the fees and expenses  relating to the  preparation  and recordation of mortgage  assignments  (including  intervening  assignments,  if  any  and  if available,  to evidence a complete chain of title from the originator  thereof to the Trustee)  from the Mortgage  Loan Seller to the Trustee or the expenses relating to the Opinion of Counsel referred to in Section 6(i) hereof,  as the case  may be,  and  (ix)  Mortgage  File  due  diligence  expenses  and  other out-of-pocket  expenses  incurred  by the  Purchaser  in  connection  with the purchase of the  Mortgage  Loans and by Bear  Stearns in  connection  with the sale of the Certificates.  The Mortgage Loan Seller additionally agrees to pay directly  to any third  party on a timely  basis the fees  provided  for above which are charged by such third party and which are billed periodically.

            SECTION 12. Accountants' Letters.

            (i)   Deloitte & Touche LLP will review the  characteristics  of a sample of the Mortgage  Loans  described in the Final  Mortgage  Loan Schedule and will compare  those  characteristics  to the  description  of the Mortgage
Loans contained in the Prospectus  Supplement  under the captions  "Summary of
Terms - The Mortgage  Pool" and  "Description  of the  Mortgage  Loans" and in
Schedule  A  thereto.  The  Mortgage  Loan  Seller  will  cooperate  with  the
Purchaser in making  available all information and taking all steps reasonably necessary  to permit such  accountants  to complete  the review and to deliver the letters  required  of them under the  Underwriting  Agreement.  Deloitte &
Touche  LLP will also  confirm  certain  calculations  as set forth  under the caption "Yield and Prepayment Considerations" in the Prospectus Supplement.

            (ii)  To the extent  statistical  information  with respect to the
Master   Servicer's   servicing   portfolio  is  included  in  the  Prospectus
Supplement  under  the  caption  "The  Master  Servicer,"  a  letter  from the certified  public  accountant for the Master Servicer will be delivered to the
Purchaser dated the date of the Prospectus Supplement,  in the form previously agreed to by the Mortgage Loan Seller and the Purchaser,  with respect to such statistical information.

            SECTION 13. Indemnification.

            (i)   The Mortgage  Loan Seller shall  indemnify and hold harmless the Purchaser and its directors,  officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim,  damage or  liability or action in respect  thereof,  to which they or any of them may become subject,  under the Securities Act or otherwise,  insofar as such loss, claim,  damage,  liability  or action  arises out of, or is based upon (i) any untrue  statement of a material fact  contained in the Mortgage Loan Seller's
Information  as  identified  in  Exhibit  3,  the  omission  to  state  in the
Prospectus  Supplement or Prospectus  (or any amendment  thereof or supplement thereto approved by the Mortgage Loan Seller and in which additional  Mortgage
Loan Seller's  Information is identified),  in reliance upon and in conformity with Mortgage Loan Seller's  Information a material fact required to be stated
therein  or  necessary  to  make  the  statements  therein  in  light  of  the
circumstances   in  which   they  were   made,   not   misleading,   (ii)  any
representation  or warranty  assigned or made by the  Mortgage  Loan Seller in
Section 7 or Section 8 hereof  being,  or alleged to be,  untrue or incorrect, or (iii) any failure by the  Mortgage  Loan Seller to perform its  obligations under this  Agreement;  and the  Mortgage  Loan  Seller  shall  reimburse  the
Purchaser and each other  indemnified  party for any legal and other  expenses reasonably  incurred by them in connection with  investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

      The foregoing  indemnity agreement is in addition to any liability which the  Mortgage  Loan Seller  otherwise  may have to the  Purchaser or any other such indemnified party.

            (ii)  The  Purchaser   shall   indemnify  and  hold  harmless  the
Mortgage Loan Seller and its respective  directors,  officers and  controlling persons (as defined in Section 15 of the Securities  Act) from and against any loss, claim,  damage or liability or action in respect thereof,  to which they or any of them may become  subject,  under the  Securities  Act or  otherwise, insofar as such loss, claim, damage,  liability or action arises out of, or is based  upon (a) any  untrue  statement  of a material  fact  contained  in the
Purchaser's  Information  as identified in Exhibit 4, the omission to state in
the  Prospectus   Supplement  or  Prospectus  (or  any  amendment  thereof  or
supplement   thereto  approved  by  the  Purchaser  and  in  which  additional
Purchaser's  Information  is  identified),  in reliance upon and in conformity with the  Purchaser's  Information,  a  material  fact  required  to be stated
therein  or  necessary  to  make  the  statements  therein  in  light  of  the circumstances in which they were made, not misleading,  (b) any representation or warranty  made by the  Purchaser in Section 9 hereof  being,  or alleged to be,  untrue or  incorrect,  or (c) any failure by the Purchaser to perform its obligations  under this  Agreement;  and the  Purchaser  shall  reimburse  the
Mortgage  Loan  Seller,  and each  other  indemnified  party for any legal and other expenses  reasonably  incurred by them in connection with  investigating or defending or preparing to defend any such loss,  claim,  damage,  liability or action. The foregoing  indemnity  agreement is in addition to any liability which the Purchaser  otherwise  may have to the Mortgage  Loan Seller,  or any other such indemnified party,

            (iii) Promptly  after  receipt  by  an  indemnified   party  under
subsection  (i) or (ii)  above of notice of the  commencement  of any  action, such  indemnified  party  shall,  if a claim in respect  thereof is to be made against  the  indemnifying  party  under such  subsection,  notify  each party against whom  indemnification  is to be sought in writing of the  commencement thereof (but the failure so to notify an indemnifying  party shall not relieve it from any  liability  which it may have under this  Section 13 except to the extent that it has been prejudiced in any material  respect by such failure or from any liability  which it may have  otherwise).  In case any such action is brought against any indemnified  party, and it notifies an indemnifying  party of the  commencement  thereof,  the  indemnifying  party will be  entitled  to participate  therein  and,  to the  extent  it may  elect  by  written  notice delivered to the  indemnified  party  promptly  (but, in any event,  within 30 days) after  receiving the aforesaid  notice from such  indemnified  party, to assume the  defense  thereof  with  counsel  reasonably  satisfactory  to such indemnified  party.  Notwithstanding  the foregoing,  the indemnified party or parties  shall have the right to employ  its or their own  counsel in any such case,  but the fees and  expenses of such  counsel  shall be at the expense of such  indemnified  party or parties  unless (a) the employment of such counsel shall have been  authorized in writing by one of the  indemnifying  parties in connection  with the  defense of such  action,  (b) the  indemnifying  parties shall not have  employed  counsel to have charge of the defense of such action within a reasonable time after notice of  commencement  of the action,  or (c)
such indemnified  party or parties shall have reasonably  concluded that there is a conflict of interest  between itself or themselves  and the  indemnifying party in the conduct of the defense of any claim or that the  interests of the indemnified party or parties are not substantially  co-extensive with those of the indemnifying party (in which case the indemnifying  parties shall not have the right to direct the  defense of such  action on behalf of the  indemnified party or  parties),  in any of which  events such fees and  expenses  shall be borne by the indemnifying  parties (provided,  however,  that the indemnifying party  shall  be  liable  only for the fees and  expenses  of one  counsel  in addition to one local counsel in the jurisdiction  involved.  Anything in this subsection to the contrary  notwithstanding,  an indemnifying  party shall not be liable  for any  settlement  or any claim or action  effected  without  its written  consent;  provided,  however,  that such consent was not unreasonably withheld.

            (iv)  If the  indemnification  provided for in paragraphs  (i) and
(ii) of this Section 13 shall for any reason be  unavailable to an indemnified party in respect of any loss,  claim,  damage or  liability,  or any action in respect thereof,  referred to in Section 13, then the indemnifying party shall in lieu of indemnifying  the indemnified  party  contribute to the amount paid or payable by such indemnified party as a result of such loss,  claim,  damage or liability,  or action in respect  thereof,  in such  proportion as shall be appropriate  to reflect the relative  benefits  received by the Mortgage  Loan
Seller on the one hand and the  Purchaser  on the other from the  purchase and sale of the Mortgage  Loans,  the offering of the  Certificates  and the other transactions  contemplated  hereunder. No person found liable for a fraudulent misrepresentation  shall be  entitled to  contribution  from any person who is not also found liable for such fraudulent misrepresentation.

            (v)   The parties  hereto  agree that  reliance by an  indemnified party on any publicly  available  information or any information or directions furnished by an indemnifying party shall not constitute negligence,  bad faith or willful misconduct by such indemnified party.

            SECTION 14. Notices.  All  demands,   notices  and  communications
hereunder  shall be in writing but may be delivered by facsimile  transmission subsequently  confirmed in writing.  Notices to the Mortgage Loan Seller shall be  directed  to EMC  Mortgage  Corporation,  Mac Arthur  Ridge II, 909 Hidden
Ridge Drive, Suite 200, Irving,  Texas 75038 (Telecopy:  (972-444-2880)),  and
notices to the  Purchaser  shall be  directed  to  Structured  Asset  Mortgage
Investments II Inc., 383 Madison Avenue,  New York, New York 10179  (Telecopy:
(212-272-7206)),  Attention: Baron Silverstein; or to any other address as may hereafter be  furnished  by one party to the other party by like  notice.  Any such demand,  notice or  communication  hereunder shall be deemed to have been received on the date received at the premises of the addressee (as  evidenced, in the case of registered  or certified  mail, by the date noted on the return receipt)  provided  that  it is  received  on a  Business  Day  during  normal business hours and, if received after normal business hours,  then it shall be deemed to be received on the next Business Day.

            SECTION 15. Transfer of Mortgage Loans. The Purchaser  retains the right to assign the Mortgage  Loans and any or all of its interest  under this
Agreement  to the Trustee  without the consent of the  Mortgage  Loan  Seller, and, upon such assignment,  the Trustee shall succeed to the applicable rights and obligations of the Purchaser hereunder;  provided,  however, the Purchaser shall  remain  entitled to the  benefits  set forth in Sections  11, 13 and 17 hereto and as provided in Section 2(i).  Notwithstanding  the  foregoing,  the sole and  exclusive  right and remedy of the Trustee  with respect to a breach of a  representation  or warranty  of the  Mortgage  Loan Seller  shall be the cure,  purchase  or  substitution  obligations  of the  Mortgage  Loan  Seller contained in Sections 5 and 7 hereof.

            SECTION 16. Termination.  This  Agreement may be terminated (a) by the mutual  consent of the parties  hereto prior to the Closing  Date,  (b) by the Purchaser,  if the conditions to the  Purchaser's  obligation to close set forth under  Section 10(1) hereof are not fulfilled as and when required to be fulfilled  or  (c) by the  Mortgage  Loan  Seller,  if the  conditions  to the
Mortgage  Loan  Seller's  obligation  to close set forth under  Section  10(2)
hereof are not fulfilled as and when  required to be  fulfilled.  In the event of  termination  pursuant to clause (b), the  Mortgage  Loan Seller shall pay, and in the event of  termination  pursuant to clause (c), the Purchaser  shall
pay,  all  reasonable   out-of-pocket   expenses  incurred  by  the  other  in
connection with the transactions  contemplated by this Agreement. In the event of a termination  pursuant to clause (a), each party shall be responsible  for its own expenses.

            SECTION 17. Representations, Warranties and Agreements to Survive
Delivery.  All  representations,  warranties and agreements  contained in this
Agreement,  or contained  in  certificates  of officers of the  Mortgage  Loan
Seller  submitted  pursuant  hereto,  shall remain operative and in full force and effect and shall survive  delivery of the Mortgage  Loans to the Purchaser
(and by the  Purchaser  to the  Trustee).  Subsequent  to the  delivery of the
Mortgage  Loans to the Purchaser,  the Mortgage Loan Seller's  representations and  warranties  contained  herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage  Loans  actually  delivered to the  Purchaser and included in the Final Mortgage Loan Schedule and any  Substitute  Mortgage
Loan and not to those  Mortgage  Loans deleted from the  Preliminary  Mortgage
Loan  Schedule  pursuant  to  Section  3 hereof  prior to the  Closing  or any
Deleted Mortgage Loan.

            SECTION 18. Severability.  If  any  provision  of  this  Agreement shall be prohibited or invalid under  applicable  law, the Agreement  shall be ineffective  only to such extent,  without  invalidating the remainder of this
Agreement.

            SECTION 19. Counterparts.   This  Agreement  may  be  executed  in
counterparts,  each of which will be an  original,  but which  together  shall constitute one and the same agreement.

            SECTION 20. Amendment.   This  Agreement   cannot  be  amended  or
modified in any manner without the prior written consent of each party.

            SECTION 21. GOVERNING LAW. THIS AGREEMENT  SHALL BE DEEMED TO HAVE
BEEN MADE AND PERFORMED IN THE STATE OF NEW YORK AND SHALL BE  INTERPRETED  IN
ACCORDANCE  WITH THE LAWS OF SUCH  STATE,  WITHOUT  REGARD TO CONFLICT OF LAWS
PRINCIPLES OF SUCH STATE.

            SECTION 22. Further  Assurances.  Each of the  parties  agrees  to execute and deliver such  instruments  and take such actions as another  party may, from time to time,  reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement  including any amendments  hereto which may be required by either Rating Agency.

            SECTION 23. Successors  and  Assigns.  This  Agreement  shall bind and inure to the benefit of and be  enforceable  by the  Mortgage  Loan Seller and the  Purchaser  and their  permitted  successors  and assigns  and, to the extent  specified in Section 13 hereof,  Bear  Stearns,  and their  directors, officers and  controlling  persons  (within the meaning of federal  securities laws).  The Mortgage  Loan Seller  acknowledges  and agrees that the Purchaser may assign its rights under this  Agreement  (including,  without  limitation, with respect to the Mortgage  Loan  Seller's  representations  and  warranties respecting  the  Mortgage  Loans) to the  Trustee.  Any person  into which the
Mortgage Loan Seller may be merged or  consolidated  (or any person  resulting from any merger or  consolidation  involving the Mortgage  Loan  Seller),  any person  resulting  from a change in form of the  Mortgage  Loan  Seller or any person  succeeding  to the  business of the  Mortgage  Loan  Seller,  shall be considered the "successor" of the Mortgage Loan Seller  hereunder and shall be considered a party hereto  without the execution or filing of any paper or any further act or consent on the part of any party hereto.  Except as provided in the two preceding  sentences and in Section 15 hereto,  this Agreement  cannot be  assigned,  pledged or  hypothecated  by either  party  hereto  without the written  consent  of  the  other  parties  to  this  Agreement  and  any  such assignment or purported assignment shall be deemed null and void.

            SECTION 24. The  Mortgage  Loan  Seller  and  the  Purchaser.  The
Mortgage Loan Seller and the Purchaser  will keep in full effect all rights as are necessary to perform their respective obligations under this Agreement.

            SECTION 25. Entire Agreement.  This Agreement  contains the entire agreement  and  understanding  between the parties with respect to the subject matter  hereof,  and  supersedes  all  prior and  contemporaneous  agreements, understandings,  inducements  and  conditions,  express  or  implied,  oral or written, of any nature whatsoever with respect to the subject matter hereof.

            SECTION 26. No  Partnership.  Nothing  herein  contained  shall be deemed or  construed  to create a  partnership  or joint  venture  between the parties hereto.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      22

      IN WITNESS  WHEREOF,  the parties  hereto have caused  their names to be signed  hereto by their  respective  duly  authorized  officers as of the date first above written.

                                          EMC MORTGAGE CORPORATION

                                          By:
                                          Name:
                                          Title:

                                          STRUCTURED       ASSET      MORTGAGE
                                          INVESTMENTS II INC.

                                          By:
                                          Name:
                                          Title:

                                   EXHIBIT 1
                           CONTENTS OF MORTGAGE FILE

      With respect to each  Mortgage  Loan,  the Mortgage  File shall  include each of the following  items,  which shall be available for  inspection by the
Purchaser or its  designee,  and which shall be delivered to the  Purchaser or its designee pursuant to the terms of the Agreement.

            (i)   The original  Mortgage Note,  endorsed  without  recourse to the order of the Trustee and showing an unbroken  chain of  endorsements from the  original  payee  thereof  to the  Person  endorsing  it to the
      Trustee, or lost note affidavit;

            (ii)  The original  Mortgage and, if the related  Mortgage Loan is a MOM Loan, noting the presence of the MIN and language  indicating that such Mortgage Loan is a MOM Loan,  which shall have been recorded (or if the original is not available,  a copy), with evidence of such recording indicated thereon (or if the original Security  Instrument,  assignments to the  Trustee  or  intervening  assignments  thereof  which  have been delivered,  are being  delivered  or will,  upon  receipt  of  recording information  relating to the Security Instrument required to be included thereon,  be delivered to recording  offices for  recording and have not been  returned  to the  Mortgage  Loan  Seller in time to  permit  their recording as specified in Section  2.01(b) of the Pooling and  Servicing
      Agreement, shall be in recordable form);

            (iii)  Unless the Mortgage  Loan is a MOM Loan,  a certified  copy of the assignment  (which may be in the form of a blanket  assignment if permitted  in the  jurisdiction  in  which  the  Mortgaged  Property  is located)  to  "JPMorgan  Chase  Bank,  as  Trustee",  with  evidence  of recording  with respect to each Mortgage Loan in the name of the Trustee thereon (or if the  original  Security  Instrument,  assignments  to the
      Trustee or intervening  assignments  thereof which have been  delivered, are being  delivered  or will,  upon  receipt of  recording  information relating to the Security  Instrument required to be included thereon, be delivered to recording  offices for recording and have not been returned to the  Mortgage  Loan  Seller  in  time to  permit  their  delivery  as specified  in Section  2.01(b) of the Pooling and  Servicing  Agreement,
      the  Mortgage  Loan  Seller  may  deliver  a true  copy  thereof  with a certification  by the Mortgage  Loan  Seller,  on the face of such copy, substantially  as follows:  "Certified  to be a true and correct copy of the original, which has been transmitted for recording");

            (iv)  All intervening  assignments of the Security Instrument,  if applicable and only to the extent  available to the Mortgage Loan Seller with evidence of recording thereon;

            (v)   The  original  or a copy of the  policy  or  certificate  of primary mortgage guaranty insurance, to the extent available, if any;

            (vi)  The  original  policy  of  title  insurance  or  mortgagee's certificate  of title  insurance  or  commitment  or  binder  for  title insurance; and

            (vii) The originals of all modification agreements,  if applicable and available.

                                    E-2-2

                                   EXHIBIT 2

                      MORTGAGE LOAN SCHEDULE INFORMATION

      The  Preliminary  and Final Mortgage Loan Schedules  shall set forth the following information with respect to each Mortgage Loan:

(a)   the loan number;

(b)   the Mortgagor's name;

(c)   the city, state and zip code of the Mortgaged Property;

(d)   the property type;

(e)   the Mortgage Interest Rate;

(f)   the Servicing Fee Rate;

(g)   the Net Rate;

(h)   the original term;

(i)   the maturity date;

(j)   the stated remaining term to maturity;

(k)   the original Principal Balance;

(1)   the first payment date;

(m)   the principal and interest payment in effect as of the Cut-off Date;

(n)   the unpaid Principal Balance as of the Cut-off Date;

(o)   the Loan-to-Value Ratio at origination;

(p)   the paid-through date;

(q)   the insurer of any Primary Mortgage Insurance Policy;

(r)   the Gross Margin, if applicable;

(s)   the Maximum Lifetime Mortgage Rate, if applicable;

(t)   the Minimum Lifetime Mortgage Rate, if applicable;

(u)   the Periodic Rate Cap, if applicable;

(v)   the number of days delinquent, if any;

(w)   a code  indicating  whether the Mortgage Loan is negatively  amortizing;
      and

(x)   which  Mortgage  Loans  adjust  after an  initial  fixed-rate  period of three, five or ten years.

Such  schedule also shall set forth for all of the Mortgage  Loans,  the total number of Mortgage  Loans,  the total of each of the amounts  described  under
(k) and (n)  above,  the  weighted  average  by  principal  balance  as of the
Cut-off Date of each of the rates described under (e), (f) and (g) above,  and the weighted average  remaining term to maturity by unpaid  principal  balance as of the Cut-off Date.

                                   EXHIBIT 3

                      MORTGAGE LOAN SELLER'S INFORMATION

      All  information  in  the  Prospectus  Supplement  described  under  the following  Sections:  "SUMMARY OF TERMS -- The Mortgage Pool," "DESCRIPTION OF
THE  MORTGAGE  LOANS"  and  "SCHEDULE  A --  CERTAIN  CHARACTERISTICS  OF  THE
MORTGAGE LOANS."

                                   EXHIBIT 4

                            PURCHASER'S INFORMATION

      All information in the Prospectus Supplement and the Prospectus,  except the Mortgage Loan Seller's Information.

                                   EXHIBIT 5

                            SCHEDULE OF LOST NOTES

                            Available Upon Request

                                  EXHIBIT 6

        Standard & Poor's LEVELS® Glossary, Version 5.6 Revised, Appendix E

                                                            REVISED July 7, 2004

APPENDIX E - Standard & Poor's Anti-Predatory Lending Categorization

Standard & Poor's has  categorized  loans governed by  anti-predatory  lending laws in the  Jurisdictions  listed  below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and  thresholds set forth in those laws.
Note that certain  loans  classified  by the  relevant  statute as Covered are included in Standard & Poor's High Cost Loan  Category  because they  included thresholds  and tests that are typical of what is  generally  considered  High
Cost by the industry.

Standard & Poor's High Cost Loan Categorization

--------------------------------------------------------------------------------
                       ---------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Arkansas               Arkansas Home Loan Protection      High Cost Home Loan
                       Act, Ark. Code Ann. §§ 23-53-101
                       et seq.

                       Effective July 16, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cleveland Heights, OH  Ordinance No. 72-2003 (PSH), Mun.  Covered Loan
                       Code §§ 757.01 et seq.

                       Effective June 2, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Colorado               Consumer Equity Protection, Colo.  Covered Loan
                       Stat. Ann. §§ 5-3.5-101 et seq.

                       Effective for covered loans
                       offered or entered into on or
                       after January 1, 2003. Other
                       provisions of the Act took effect
                       on June 7, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Connecticut            Connecticut Abusive Home Loan      High Cost Home Loan
                       Lending Practices Act, Conn. Gen.
                       Stat. §§ 36a-746 et seq.

                       Effective October 1, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

District of Columbia   Home Loan Protection Act, D.C.     Covered Loan
                       Code §§ 26-1151.01 et seq.

                       Effective for loans closed on or
                       after January 28, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Florida                Fair Lending Act, Fla. Stat. Ann.  High Cost Home Loan
                       §§ 494.0078 et seq.

                       Effective October 2, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      High Cost Home Loan
- Mar. 6, 2003)        Code Ann. §§ 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Georgia as amended     Georgia Fair Lending Act, Ga.      High Cost Home Loan
(Mar. 7, 2003 -        Code Ann. §§ 7-6A-1 et seq.
current)
                       Effective for loans closed on or
                       after March 7, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HOEPA Section 32       Home Ownership and Equity          High Cost Loan
                       Protection Act of 1994, 15 U.S.C.
                       § 1639, 12 C.F.R. §§ 226.32 and
                       226.34

                       Effective October 1, 1995,
                       amendments October 1, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Illinois               High Risk Home Loan Act, Ill.      High Risk Home Loan
                       Comp. Stat. tit. 815, §§ 137/5 et
                       seq.

                       Effective January 1, 2004 (prior
                       to this date, regulations under
                       Residential Mortgage License Act
                       effective from May 14, 2001)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Kansas                 Consumer Credit Code, Kan. Stat.   High Loan to Value
                       Ann. §§ 16a-1-101 et seq.          Consumer Loan (id. §
                                                          16a-3-207) and;
                       Sections 16a-1-301 and 16a-3-207
                       became effective April 14, 1999;
                       Section 16a-3-308a became
                       effective July 1, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          High APR Consumer
                                                          Loan (id. §
                                                          16a-3-308a)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Kentucky               2003 KY H.B. 287 - High Cost Home  High Cost Home Loan
                       Loan Act, Ky. Rev. Stat. §§
                       360.100 et seq.

                       Effective June 24, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Maine                  Truth in Lending, Me. Rev. Stat.   High Rate High Fee
                       tit. 9-A, §§ 8-101 et seq.         Mortgage

                       Effective September 29, 1995 and
                       as amended from time to time
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Massachusetts          Part 40 and Part 32, 209 C.M.R.    High Cost Home Loan
                       §§ 32.00 et seq. and 209 C.M.R.
                       §§ 40.01 et seq.

                       Effective March 22, 2001 and
                       amended from time to time
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Nevada                 Assembly Bill No. 284, Nev. Rev.   Home Loan
                       Stat. §§ 598D.010 et seq.

                       Effective October 1, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Jersey             New Jersey Home Ownership          High Cost Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. §§ 46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Mexico             Home Loan Protection Act, N.M.     High Cost Home Loan
                       Rev. Stat. §§ 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New York               N.Y. Banking Law Article 6-l       High Cost Home Loan

                       Effective for applications made
                       on or after April 1, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

North Carolina         Restrictions and Limitations on    High Cost Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. §§ 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Ohio                   H.B. 386 (codified in various      Covered Loan
                       sections of the Ohio Code), Ohio
                       Rev. Code Ann. §§ 1349.25 et seq.

                       Effective May 24, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Oklahoma               Consumer Credit Code (codified in  Subsection 10
                       various sections of Title 14A)     Mortgage

                       Effective July 1, 2000; amended
                       effective January 1, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

South Carolina         South Carolina High Cost and       High Cost Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann. §§ 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

West Virginia          West Virginia Residential          West Virginia
                       Mortgage Lender, Broker and        Mortgage Loan Act
                       Servicer Act, W. Va. Code Ann. §§  Loan
                       31-17-1 et seq.

                       Effective June 5, 2002
--------------------------------------------------------------------------------

Standard & Poor's Covered Loan Categorization

--------------------------------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Covered Loan
- Mar. 6, 2003)        Code Ann. §§ 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Jersey             New Jersey Home Ownership          Covered Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. §§ 46:10B-22 et seq.

                       Effective November 27, 2003 -
                       July 5, 2004
--------------------------------------------------------------------------------

Standard & Poor's Home Loan Categorization

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Home Loan
- Mar. 6, 2003)        Code Ann. §§ 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Jersey             New Jersey Home Ownership          Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. §§ 46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Mexico             Home Loan Protection Act, N.M.     Home Loan
                       Rev. Stat. §§ 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

North Carolina         Restrictions and Limitations on    Consumer Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. §§ 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

South Carolina         South Carolina High Cost and       Consumer Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann. §§ 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
--------------------------------------------------------------------------------

                                     A-4

                                  SCHEDULE A

                REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES

                                 Certificates

----------------------------------------------------------------
           Class                  S&P             Moody's

----------------------------------------------------------------
----------------------------------------------------------------
            I-A                   AAA               Aaa
----------------------------------------------------------------
----------------------------------------------------------------
          II-A-1                  AAA               Aaa
----------------------------------------------------------------
----------------------------------------------------------------
          II-A-2                  AAA               Aaa
----------------------------------------------------------------
----------------------------------------------------------------
          II-A-3                  AAA               Aaa
----------------------------------------------------------------
----------------------------------------------------------------
           III-A                  AAA               Aaa
----------------------------------------------------------------
----------------------------------------------------------------
            M-1                   AA                Aa2
----------------------------------------------------------------
----------------------------------------------------------------
            M-2                    A                A2
----------------------------------------------------------------
----------------------------------------------------------------
            B-1                  BBB+              Baa2
----------------------------------------------------------------
----------------------------------------------------------------
            B-2                   BBB              Baa3
----------------------------------------------------------------
----------------------------------------------------------------

----------------------------------------------------------------
The Class R, Class XP and Class B-IO Certificates have not been rated.

None of the above ratings has been lowered since the respective  dates of such letters.

                                  SCHEDULE B

                            MORTGAGE LOAN SCHEDULE

                           (Provided upon request)

                                                                     EXHIBIT K

                  FORM OF TRUSTEE LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE  PRESENTS,  that JPMorgan Chase Bank, a New York banking corporation,  having a place of business at 4 New York Plaza, 6th Floor,
      New  York,  N.Y.  10004,  as  Trustee  (and  in  no  personal  or  other representative  capacity)  under the  Pooling and  Servicing  Agreement, dated  as of  June 1,  2004,  by and  among  Structured  Asset  Mortgage
      Investments   II  Inc.,   the  Trustee,   Wells  Fargo  Bank,   National
      Association  and  EMC  Mortgage   Corporation  (as  amended,   restated,
      supplemented or otherwise  modified from time to time, the  "Agreement";
      capitalized  terms not defined herein have the  definitions  assigned to such terms in the  Agreement),  relating to the Bear Stearns ALT-A Trust
      2004-6,  Mortgage  Pass-Through  Certificates,   Series  2004-6,  hereby
      appoints  _______________,  in its  capacity  as a  Servicer  under  the
      Agreement,  as the Trustee's true and lawful  Special  Attorney-in-Fact, in the Trustee's  name,  place and stead and for the Trustee's  benefit, but only in its capacity as Trustee  aforesaid,  to perform all acts and execute all documents as may be customary,  necessary and appropriate to effectuate  the  following  enumerated  transactions  in  respect of any mortgage,  deed of trust, promissory note or real estate owned from time to time owned  (beneficially  or in title,  whether the Trustee is named
      therein  as  mortgagee  or  beneficiary  or  has  become   mortgagee  or
      beneficiary by virtue of  endorsement,  assignment or other  conveyance)
      or held by or registered to the Trustee (directly or through  custodians or  nominees),  or in  respect  of  which  the  Trustee  has a  security interest or other lien, all as provided  under the applicable  Agreement and only to the extent the  respective  Trustee has an interest  therein under the  Agreement,  and in respect of which the Servicer is acting as servicer pursuant to the Agreement (the "Mortgage Documents").

This appointment shall apply to the following  enumerated  transactions  under the Agreement only:

1.    The  modification  or  re-recording  of any  Mortgage  Document  for the purpose of  correcting  it to conform to the  original  intent of the  parties thereto or to correct  title  errors  discovered  after  title  insurance  was issued and where such  modification or re-recording  does not adversely affect the lien under the Mortgage Document as insured.

2.    The  subordination of the lien under a Mortgage  Document to an easement in favor of a public  utility  company  or a state or  federal  agency or unit with powers of eminent domain including,  without limitation, the execution of partial  satisfactions/releases,  partial  reconveyances  and the execution of requests to trustees to accomplish same.

3.    The conveyance of the properties  subject to a Mortgage  Document to the applicable  mortgage  insurer,  or the closing of the title to the property to be acquired as real estate so owned,  or conveyance of title to real estate so owned.

4.    The  completion  of  loan  assumption  and  modification  agreements  in respect of Mortgage Documents.

5.    The full or partial  satisfaction/release of a Mortgage Document or full conveyance upon payment and discharge of all sums secured thereby,  including, without limitation, cancellation of the related note.

6.    The  assignment  of  any  Mortgage  Document,  in  connection  with  the repurchase of the mortgage loan secured and evidenced thereby.

7.    The full  assignment  of a Mortgage  Document upon payment and discharge of all sums  secured  thereby in  conjunction  with the  refinancing  thereof, including, without limitation, the assignment of the related note.

8.    With respect to a Mortgage  Document,  the foreclosure,  the taking of a deed in lieu of  foreclosure,  or the  completion of judicial or  non-judicial
foreclosure   or   termination,   cancellation   or  rescission  of  any  such
foreclosure, including, without limitation, any and all of the following acts:

a.    the  substitution  of  trustee(s)  serving  under  a deed of  trust,  in accordance with state law and the deed of trust;

      b.    the   preparation   and  issuance  of   statements  of  breach  or
non-performance;

      c.    the  preparation  and filing of notices of default  and/or notices of sale;

      d.    the  cancellation/rescission  of notices of default and/or notices of sale;

      e.    the taking of a deed in lieu of foreclosure; and

      f.    the   preparation  and  execution  of  such  other  documents  and performance  of such other  actions as may be necessary  under the terms  of the  Mortgage  Document  or state  law to  expeditiously complete said transactions in paragraphs 8(a) through 8(e), above.

9.    Demand,  sue for, recover,  collection and receive each and every sum of money,  debt,  account and interest  (which now is, or hereafter  shall become due and  payable)  belonging  to or claimed by the Trustee  under the Mortgage
Documents,  and to use or take any lawful means for recovery  thereof by legal process or otherwise.

10.   Endorse on behalf of the Trustee all checks,  drafts  and/or  negotiable instruments made payable to the Trustee in respect of the Mortgage Documents.

The Trustee  gives the Special  Attorney-in-Fact  full power and  authority to execute  such  instruments  and to do and  perform all and every act and thing necessary and proper to carry into effect the power or powers  granted by this
Limited Power of Attorney,  subject to the terms and  conditions  set forth in the Agreement  including  the standard of care  applicable to servicers in the
Agreement,   and  hereby   does   ratify  and   confirm   what  such   Special
Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

IN WITNESS  WHEREOF,  the Trustee has caused its corporate name and seal to be hereto signed and affixed and these  presents to be  acknowledged  by its duly elected and authorized officer this ___ day of ___ , 2004.

                                          JPMorgan Chase Bank, as Trustee

                                          By:
                                          Name:
                                          Title:

WITNESS:                                  WITNESS:

_______________________________
_______________________________
Name:                                     Name:
Title:                                          Title:

STATE OF NEW YORK
                        SS
COUNTY OF NEW YORK

      On ______________,  2004, before me, the undersigned, a Notary Public in and for said state, personally appeared  __________________,  personally known to me to be the person whose name is subscribed to the within  instrument  and to be a duly  authorized  and acting Senior Vice  President of JPMorgan  Chase
Bank, and such person  acknowledged to me that such person executed the within instrument in such person's  authorized capacity as a Senior Vice President of
JPMorgan Chase Bank,  and that by such signature on the within  instrument the entity upon behalf of which such person acted executed the instrument.

      WITNESS my hand and official seal.

                                    ______________________________
                                    Notary Public

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1     Please contact Bear, Stearns & Co. Inc. for Acquisition Price.